As filed with the Securities and Exchange Commission on April 27, 2000

Registration No. 333-80825

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-6

                  FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE & ANNUITY COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE & ANNUITY COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California  92660
              (Address of Depositor's Principal Executive Office)

                                 (949)219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policies.


Filing fee: None

Pacific Select Exec Separate Account of Pacific
Life & Annuity Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

Form N-8B-2                                                  Form S-6
Item Number                                            Heading in Prospectus
1.  (a)  Name of trust...............................  Prospectus front cover

    (b)  Title of securities issued..................  Prospectus front cover

2.  Name and address of each depositor...............  Prospectus front cover; Back Cover

3.  Name and address of trustee......................  N/A

4.  Name and address of each principal underwriter...  About PL&A

5.  State of organization of trust...................  Pacific Select Exec Separate
                                                       Account

6.  Execution and termination of trust agreement.....  Pacific Select Exec Separate
                                                       Account

7.  Changes of name..................................  N/A

8.  Fiscal year......................................  N/A

9.  Material Litigation..............................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities.............  Pacific Select Exec II-NY basics; The death benefit

    (b)  Cumulative or distributive



securities................................   Pacific Select Exec II-NY basics; The death benefit

    (c)  Withdrawal or redemption.........   Withdrawals, surrenders and loans

    (d)  Conversion, transfer, etc........   Withdrawals, surrenders and loans

    (e)  Periodic payment plan............   N/A

    (f)  Voting rights....................   Voting Rights

    (g)  Notice to security holders.......   Reports we'll send you

    (h)  Consents required................   Voting Rights

    (i)  Other provisions.................   N/A

11. Type of securities comprising
    units.................................   Pacific Select Exec II-NY basics

12. Certain information regarding
    periodic payment plan certificates....   N/A

13. (a) Load, fees, expenses, etc.........   Deductions from your premiums; Surrendering your policy

(b) Certain information regarding
    periodic payment plan certificates....   N/A

(c) Certain percentages...................   Deductions from your premiums; Surrendering your policy

(d) Difference in price...................   N/A

(e) Certain other fees, etc...............   Deductions from your premiums; Surrendering your policy

(f) Certain other profits or
    benefits..............................   The death benefit; Your policy's accumulated value

(g) Ratio of annual charges to
    income................................   N/A

14. Issuance of trust's securities........   Pacific Select Exec II-NY basics


15. Receipt and handling of payments
    From purchasers.....................    How premiums work

16. Acquisition and disposition of          Your policy's accumulated
    underlying securities...............    value: Your investment
                                            options

17. Withdrawal or redemption............    Withdrawals, surrenders
                                            and loans

18. (a) Receipt, custody and disposition
        of income.......................    Your policy's accumulated
                                            value

    (b) Reinvestment of distributions...    N/A

    (c) Reserves or special funds.......    N/A

    (d) Schedule of distributions.......    N/A

19. Records, accounts and reports.......    Statements and
                                            Reports

20. Certain miscellaneous provisions
    of trust agreement:

    (a) Amendment.......................    N/A

    (b) Termination.....................    N/A

    (c) and (d) Trustees, removal and
        successor.......................    N/A

    (e) and (f) Depositors, removal
        and successor...................    N/A

21. Loans to security holders...........    Withdrawals,
                                            surrenders and loans

22. Limitations on liability............    N/A

23. Bonding arrangements................    N/A

24. Other material provisions of
    trust agreement.....................    N/A


III. Organizations, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor......................................................   About PL&A

26.  Fees received by depositor.....................................................   See Items 13(a) and 13(e)

27.  Business of depositor..........................................................   About PL&A

28.  Certain information as to officials and affiliated persons of depositor........   About PL&A

29.  Voting securities of depositor.................................................   N/A

30.  Persons controlling depositor..................................................   N/A

31.  Payments by depositor for certain services rendered to trust...................   N/A

32.  Payments by depositor for certain other services rendered to trust.............   N/A

33.  Remuneration of employees of depositor for certain services rendered to trust..   N/A

34.  Remuneration of other persons for certain services rendered to trust...........   N/A

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states...................................   N/A

36.  Suspension of sales of trust's securities......................................   N/A

37.  Revocation of authority to distribute..........................................   N/A

38.  (a)  Method of distribution..........................................  How policies are distributed

     (b)  Underwriting agreements.........................................  How policies are distributed

     (c)  Selling agreements..............................................  How policies are distributed

39.  (a)  Organization of principal underwriters..........................  How policies are distributed

     (b)  N.A.S.D. membership of principal underwriters...................  How policies are distributed

40.  Certain fees received by principal underwriters......................  How policies are distributed

41.  (a)  Business of each principal underwriter..........................  How policies are distributed

     (b)  Branch offices of each principal underwriter....................  N/A

     (c)  Salesmen of each principal underwriter..........................  N/A

42.  Ownership of trust's securities by certain persons...................  N/A

43.  Certain brokerage commissions received by principal underwriters.....  N/A

44.  (a)  Method of valuation.............................................  Your policy's accumulated value

     (b)  Schedule as to offering price...................................  How premiums work

     (c)  Variation in offering price to certain persons..................  Monthly deductions

45.  Suspension of redemption rights......................................  Timing of payments, forms, and requests


46.  (a)  Redemption valuation...................................................    Withdrawals, surrenders and loans

     (b)  Schedule as to redemption price........................................    Withdrawals, surrenders and loans

47.  Maintenance of position in underlying securities............................    Your investment options

V.   Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee......................................    N/A

49.  Fees and expenses of trustees...............................................    N/A

50.  Trustee's lien..............................................................    N/A

VI.  Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities..................................    The death benefit

VII. Policy of Registrant

52.  (a)  Provisions of trust agreement with respect to selection
          or elimination of under lying securities...............................    How our accounts work

     (b)  Transactions involving elimination of underlying securities............    How our accounts work

     (c)  Policy regarding substitution or elimination of underlying securities..    How our accounts work

     (d)  Fundamental policy not otherwise covered...............................    N/A

53.  Tax status of trust.........................................................    Variable life insurance and your taxes

VIII. Financial and Statistical Information

54.  Trust's securities during last ten years..........  N/A

55.  N/A

56.  Certain information regarding periodic payment
     plan certificates.................................  N/A

57.  N/A

58.  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)..  Financial Statements


PACIFIC SELECT
EXEC II - NY           PROSPECTUS MAY 1, 2000

                       Pacific Select Exec II - NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

This policy is not     This prospectus provides information that you should
available in all       know before buying a policy. It's accompanied by a
states. This           current prospectus for the Pacific Select Fund, a fund
prospectus is not      that provides the underlying portfolios for the
an offer in any        variable investment options offered under the policy.
state or               Please read these prospectuses carefully and keep them
jurisdiction where     for future reference.
we're not legally
permitted to offer
the policy.            Here's a list of all of the investment options
                       available under your policy:
The policy is
described in
detail in this         VARIABLE INVESTMENT OPTIONS
prospectus. The
Pacific Select         Aggressive Equity     Mid-Cap Value
Fund is described
in its prospectus      Emerging Markets      Equity Index
and in its
Statement of           Diversified Research  Small-Cap Index
Additional
Information (SAI).     Small-Cap Equity      REIT
No one has the          (formerly called
right to describe       "Growth")            International Value
the policy or the                             (formerly called
Pacific Select         International          "International")
Fund any                Large-Cap
differently than        Equity               Government Securities
they have been
described in these     I-Net Tollkeeper(SM)  Managed Bond
documents.
                       Equity Income         Money Market
You should be
aware that the         Growth LT             Large-Cap Value
Securities and
Exchange               FIXED OPTIONS
Commission (SEC)
has not reviewed       Fixed Account
the policy for its
investment merit,      Fixed LT Account
and does not
guarantee that the
information in
this prospectus is
accurate or
complete. It's a
criminal offense
to say otherwise.

YOUR GUIDE TO THIS PROSPECTUS

An overview of Pacific Select Exec II - NY                           4
----------------------------------------------------------------------
Pacific Select Exec II - NY basics                                  12
Owners, person insured by the policy, and beneficiaries             13
Policy date, monthly payment date, policy anniversary date          14
Statements and reports we'll send you                               15
Your right to cancel                                                15
Timing of payments, forms and requests                              16
Telephone transactions                                              17
----------------------------------------------------------------------
The death benefit                                                   18
Choosing your death benefit option                                  18
Choosing a death benefit qualification test                         19
Comparing the death benefit options                                 20
When we pay the death benefit                                       22
Changing your death benefit option                                  22
Changing the face amount                                            23
Optional riders                                                     24
----------------------------------------------------------------------
How premiums work                                                   26
Planned periodic premium payments                                   26
Deductions from your premiums                                       27
Allocating your premiums                                            27
Limits on the premium payments you can make                         28
----------------------------------------------------------------------
Your policy's accumulated value                                     29
Calculating your policy's accumulated value                         29
Monthly deductions                                                  29
Lapsing and reinstatement                                           32
----------------------------------------------------------------------
Your investment options                                             34
Variable investment options                                         34
Fixed options                                                       38
Transferring among investment options                               38
Transfer programs                                                   39
----------------------------------------------------------------------
Withdrawals, surrenders and loans                                   41
Making withdrawals                                                  41
Taking out a loan                                                   42
Ways to use your policy's loan and withdrawal features              43
Surrendering your policy                                            44
Benefits at Maturity                                                45
----------------------------------------------------------------------
General information about your policy                               46
----------------------------------------------------------------------
Variable life insurance and your taxes                              49
----------------------------------------------------------------------
About PL&A                                                          53
----------------------------------------------------------------------
Illustrations                                                       72
----------------------------------------------------------------------
Appendices                                                          88
Appendix A: Rates per $1,000 of initial face amount                 88
Appendix B: Death benefit percentages                               89
----------------------------------------------------------------------
Where to go for more information                            back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

                       Accumulated value          29       Joint owners               13
                       Accumulation units         36       Lapse                      32
                       Age                        13       Loan account               42
In this prospectus,    Allocation                 27       Maturity date              13
you and your mean      Assignment                 48       Modified endowment con-
the policyholder or    Beneficiary                14        tract                     51
owner. PL&A, we, us    Business day               16       Monthly payment date       14
and our refer to       Cash surrender value       44       Net amount at risk         30
Pacific Life &         Cash value accumulation             Net cash surrender value   44
Annuity Company.        test                      19       Net premium                26
The fund refers to     Contingent beneficiary     14       Net single premium         19
Pacific Select         Cost of insurance rate     29       Outstanding loan amount    42
Fund. Policy means     Death benefit              18       Planned periodic premium   26
a Pacific Select       Death benefit percentage   19       Policy anniversary         14
Exec II - NY           Death benefit qualifica-            Policy date                14
variable life           tion test                 19       Policy year                14
insurance policy,      Face amount                18       Portfolio                  34
unless we state        Fixed account              38       Proper form                16
otherwise. Pacific     Fixed LT account           38       Reinstatement              33
Life and the           Fixed options              38       Riders                     24
administrator mean     General account            54       Separate account           54
Pacific Life           Guideline minimum death             Seven-pay limit            51
Insurance Company,      benefit                   19       Tax code                   49
our parent company.    Guideline premium limit    28       Unit value                 36
                       Guideline premium test     19       Variable account           34
                       Illustration               15       Variable investment op-
                       In force                   12        tion                      34
                       Income benefit             46

     AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                       This overview tells you some key things you should know about your policy. It's designed as a summary only-- please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select Exec
II - NY basics         Pacific Select Exec II - NY is a flexible premium
                       variable life insurance policy.

This policy may be     . Flexible premium means you can vary the amount and
appropriate if you       frequency of your premium payments.
want to provide a
death benefit for      . Variable means the policy's value depends on the
family members or        performance of the investment options you choose.
others or to help
meet other long-       . Life insurance means the policy provides a death
term financial           benefit to the beneficiary you choose.
objectives. It may
not be the right
kind of policy if      In addition to providing a death benefit that is
you plan to            generally free of federal income tax, any growth in
withdraw money for     your policy's accumulated value is tax-deferred. You
short-term needs.      can choose from 20 variable investment options, each of
                       which invests in a corresponding portfolio of the
Please discuss your    Pacific Select Fund, and two fixed options, both of
insurance needs and    which provide a guaranteed minimum rate of interest.
financial
objectives with
your registered
representative.        You may choose to allocate net premiums and accumulated
                       value to no more than 20 investment options at any one time.

You'll find more       When the person insured by this policy reaches age 100,
about the basics of    the policy will mature. We'll pay you the policy's net
Pacific Select Exec    cash surrender value on the maturity date if the person
II - NY starting on    insured by the policy is still living.
page 12.
                       Pacific Select Exec II - NY is designed for long-term financial planning. Please take some time to read the information in this prospectus before you decide if this life insurance policy meets your insurance needs and financial objectives.

                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. We'll refund the amount of your premium payments. We'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------

The death benefit
                       You can choose one of three death benefit options
Your policy            depending on what is more important to you: a larger
provides a death       death benefit or building the accumulated value of your
benefit for your       policy.
beneficiary after
the person insured     The death benefit will always be the greater of the
by the policy has      death benefit under the option you choose or the
died, as long as       guideline minimum death benefit.
your policy is in
force.                 This policy offers two ways to calculate the guideline
                       minimum death benefit: the cash value accumulation test
You'll find more       and the guideline premium test. These are called death
about the death        benefit qualification tests. The test you choose will
benefit starting on    generally depend on the amount of premiums you want to
page 18.               pay. In general, you should choose the cash value
                       accumulation test if you do not want to limit the amount of premiums you can pay into your policy.

                       You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                       Optional riders

                       There are seven optional riders that provide extra benefits, some at additional cost.

                      ---------------------------------------------------------

How premiums work
                       Deductions from your premiums
Your policy gives      We deduct a premium load from each premium payment you
you the flexibility    make. The premium load is made up of a sales load, a
to choose the          state and local tax charge, and a federal tax charge.
amount and
frequency of your      Limits on the premium payments you can make
premium payments       Federal tax law puts limits on the premium payments you
within certain         can make in relation to your policy's death benefit. We
limits. Each           may refuse all or part of a premium payment you make,
premium payment        or remove all or part of a premium from your policy and
must be at least       return it to you under certain circumstances.
$50.

                      ---------------------------------------------------------

You'll find more
about how premiums
work starting on
page 26.
Your policy's
accumulated value
                       Accumulated value is the value of your policy on any
Accumulated value      business day. It is not guaranteed - it depends on the
is used as the         performance of the investment options you've chosen,
basis for              the premium payments you've made, policy charges, and
determining policy     how much you've borrowed or withdrawn from the policy.
benefits and
charges. If there      Monthly deductions
is not enough          We deduct a monthly charge from your policy's
accumulated value      accumulated value on each monthly payment date. The
to cover policy        charge is made up of cost of insurance, an
charges, your          administrative charge, and a mortality and expense risk
policy could lapse.    charge. If you add any riders, we'll add any charges
                       for them to your monthly charge.
You'll find more
about accumulated      Lapsing and reinstatement
value starting on      If there is not enough accumulated value to cover the
page 29.               monthly charge on the day we make the deduction, your
                       policy may lapse - which means you'll no longer have any insurance coverage. If your policy is in danger of lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement. You cannot reinstate your policy after its maturity date.

     AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Your investment
options

The investment         You can choose from 20 variable investment options,
options you choose     each of which invests in a corresponding portfolio of
will affect your       the Pacific Select Fund. Pacific Life is the investment
policy's               adviser for the Pacific Select Fund. It oversees the
accumulated value,     management of all the fund's portfolios and manages two
and may affect the     of the portfolios directly. It has retained other
death benefit.         portfolio managers to manage the other portfolios. The
                       value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

Your policy's
accumulated value      You can also choose from two fixed options, the Fixed
may be allocated to    account and the Fixed LT account, both of which provide
up to 20 investment    a guaranteed minimum annual interest rate of 3% during
options at any one     the first 10 policy years, and 3.3% thereafter. We may
time.                  offer a higher interest rate. If we do, we'll guarantee
                       that rate for one year.
Please review the
investment options
carefully and ask      We allocate your premium payments and accumulated value
your registered        to the investment options you choose. Your policy's
representative to      accumulated value will fluctuate depending on the
help you choose the    investment options you've chosen. You bear the
right ones for your    investment risk of any variable investment options you
goals and risk         choose.
tolerance.
                       We'll hold your premium payments in the Money Market
                       investment option until the free look transfer date.
You'll find more       Please turn to Your right to cancel for details.
about the
investment options
starting on page
34.

You'll find out        Transferring among investment options
more about our         You can transfer among the investment options during
automatic transfer     the life of your policy without paying any current
programs starting      income tax. There is currently no charge for transfers.
on page 39.
                       You can make as many transfers as you like between variable investment options. You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing programs. These programs are not available for the fixed options.

                       You can only make one transfer from each fixed option in any 12-month period. For the Fixed account, each transfer may be no more than $5,000 or 25% of the accumulated value in the Fixed account, whichever is greater. For the Fixed LT account, each transfer may be no more than $5,000 or 10% of the accumulated value in the Fixed LT account, whichever is greater. You can only transfer to the Fixed LT account in the policy month right before each policy anniversary.

                       You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully
before using these
policy benefits.

You'll find more
about withdrawals,
surrenders and
loans starting on
page 41.

                       Taking out a loan
                       You can take out a loan from us using your policy's accumulated value as security. You pay interest at an annual rate of 3.55% on the amount you borrow. The accumulated value used to secure your loan is set aside in a loan account, where it earns interest at an annual rate of 3% during the first 10 policy years, and 3.3% thereafter.

                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first 10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash
There are tax          distribution by making a withdrawal or surrendering
issues to consider     your policy.
when you own a life
insurance policy.      If your policy is a modified endowment contract, all
These are described    distributions you receive during the life of the policy
in detail starting     may be subject to tax and a 10% penalty.
on page 49.

                      ---------------------------------------------------------
About PL&A

When you buy a life    PL&A is a life insurance company based in Arizona. We
insurance policy,      issue the policies. Pacific Select Distributors, Inc.,
you're relying on      our affiliate, is the distributor of the policies.
the insurance
company that issues    How our accounts work
it to be able to       We put your premium payments in our general and
meet its financial     separate accounts. We own the assets in our accounts
obligations to you.    and make the allocations to the investment options
                       you've chosen.

You'll find more       Amounts allocated to the fixed options are held in our
about PL&A, and our    general account. Our general account includes all of
strength as a          our assets, except for those held in our separate
company, starting      accounts. Our ability to meet our obligations under the
on page 53.            policy is backed by our strength as an insurance
                       company.

We may use any         Amounts allocated to the variable investment options
profit derived from    are held in our separate account. The assets in this
any charges under      account are kept separate from the assets in our
the policy for any     general account and our other separate accounts, and
lawful purpose,        are protected from our general creditors.
including our
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                                            This section of the overview explains the fees and expenses associated with your
                                            Pacific Select Exec II - NY policy.

                                            ---------------------------------------------------------------------------------------

Understanding policy expenses and                       YOUR PREMIUM
cash flow                                               You make a
                                                        premium
The chart to the right illustrates how cash             payment
normally flows through a Pacific Select
Exec II - NY policy.                                                                                             We deduct a
                                                                                                                 premium load
The dark shaded boxes show the fees and
expenses you pay directly or indirectly                 NET PREMIUM
under your policy. These are explained in               We allocate the
the pages that follow.                                  net premium to
                                                        the investment
We'll hold your net premium payments in the             options you
Money Market investment option until the                choose
free look transfer date. Please turn to
Your right to cancel for details.             FIXED OPTIONS         VARIABLE             PACIFIC SELECT          The fund
                                              We hold               INVESTMENT           FUND                    deducts advisory
                                              amounts you           OPTIONS              The variable            fees and other
                                              allocate to these     We hold              investment              fund expenses from
                                              options in our        amounts you          options invest          the portfolios
                                              general account       allocate to these    in the fund's
                                                                    options in our       portfolios
                                                                    separate account


                                                                                                                 We deduct:
                                                                                                                 . cost of
                                                                                                                   insurance
                                                                                                                 . administrative
                                                                                    We make monthly deductions     charge
                                                                                                                 . mortality and
                                                                                                                   expense risk
                                                                                                                   charge
                                                                                                                 . rider charges

                                              LOAN ACCOUNT          ACCUMULATED                                  We deduct a
                                              Accumulated           VALUE             If you make a withdrawal   withdrawal charge
                                              value set aside       The total value
                                              to secure a           of your policy
                                              policy loan

                                                                                                                 We deduct a
                                                                                                                 surrender charge
                                                                                  If you surrender your policy   . during the first
                                                                                                                   10 policy years
                                                                                                                 . during the first
                                                                                                                   10 years after
                                                                                                                   you increase the
                                                                                                                   face amount


                      ---------------------------------------------------------
Deductions from
your premiums
                       We deduct a premium load from each premium payment you
The premium load is    make. The load is made up of three charges:
explained in more
detail on page 27.     Sales load - 2.5% of each premium payment.

                       State and local tax charge - 2.35% of each premium payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:
The monthly charge
is explained in        Cost of insurance - We deduct a cost of insurance
more detail            charge based on the cost of insurance rate for your
starting on page       policy's initial face amount and for each increase you
29.                    make to the face amount. We calculate this charge by
                       multiplying the current cost of insurance rate by a
An example             discounted net amount at risk at the beginning of each
For a policy that      policy month.
insures a male non-
smoker who is age      Administrative charge - We deduct a charge of $7.50 a
45 when the policy     month.
is issued, with:
                       Mortality and expense risk charge - The mortality and
                       expense risk charge varies depending on your policy's
                       face amount, the age of the person insured by the
 . a face amount of     policy, and accumulated value. We deduct a charge based
  $350,000             on your policy's initial face amount and on each
 . accumulated value    increase to the face amount. The charge is made up of
  of $30,000 in the    two separate charges:
  variable options.

The monthly charge     . The M&E risk face amount charge, which we deduct
for the M&E risk         every month during the first 10 policy years at a
face amount charge       rate that is based on the age of the person insured
is:                      by the policy on the policy date and each $1,000 of
                         the initial face amount of your policy. If you
 . $44.45 (($350,000      increase your policy's face amount, the charge for
  / 1,000) X 0.127)      the amount of the increase is based on the age of the
                         person insured by the policy on the day of the
The monthly charge       increase.
for the M&E risk
asset charge is
$17.09 in policy
years 1 through 10     . The M&E risk asset charge, which we deduct every
(($25,000 X              month of policy years 1 through 10 at an annual rate
0.0625%) plus            of:
($5,000 X
0.0292%)).              . 0.75% (0.0625% monthly), of the first $25,000 of your
                          policy's accumulated value in the variable investment
The monthly charge        options, plus
for the M&E risk
asset charge is         . 0.35% (0.0292% monthly), of the accumulated value in
$9.58 in policy           the investment options that exceeds $25,000
year 11 and
thereafter              and which we deduct every month of policy years 11 and
(($25,000 X             thereafter at an annual rate of:
0.0375%) plus
($5,000 X               . 0.45% (0.0375% monthly), of the first $25,000 of your
0.0042%)).                policy's accumulated value in the variable investment
                          options, plus

                        . 0.05% (0.0042% monthly) of the accumulated value in
Sample rates for          the variable investment options that exceeds $25,000.
the M&E risk face
amount charge          For the purposes of this charge, accumulated value is
appear in Appendix     calculated on the monthly payment date before we deduct
A.                     the monthly charge, but after we deduct any outstanding
                       loan amount or allocate any new net premiums, withdrawals or loans.

                       Riders - If you add any riders to your policy, we add any charges for them to your monthly charge.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Withdrawal and
surrender charges
                       You can withdraw part of your policy's net cash
Withdrawal and         surrender value at any time starting on your policy's
surrender charges      first anniversary. There is a $25 charge for each
are explained in       withdrawal you make. We deduct this charge
more detail on         proportionately from all of your investment options.
pages 41 and 44.
                       If you surrender or cash in your policy during the
An example             first 10 years of owning the policy, we'll deduct a
For a policy:          surrender charge. If you increase your policy's face
 . that insures a       amount and surrender your policy during the first 10
  male non-smoker      years after the increase, we'll apply a surrender
  who is age 45        charge to the amount of the increase.
  when the policy
  is issued            The surrender charge is assessed at a rate that is
 . with an initial      based on the age and risk class of the person insured
  face amount of       by the policy on the policy date, and each $1,000 of
  $350,000.            the initial face amount of your policy. The amount of
                       the surrender charge does not change during the first
The surrender          policy year. Starting on the first policy anniversary,
charge is:             we reduce the charge by 0.9259% a month until it
                       reaches zero at the end of 10 policy years.
 . $8,757.00 in the
  first policy year
  (($350,000 /
  $1,000) X 25.02)     Your policy's surrender charge will never be greater
                       than the maximum surrender charge. The maximum
 . $2,919.16 at the     surrender charge is calculated at a rate that is based
  end of the           on the age and risk class of the person insured by the
  seventh policy       policy on the policy date, and each $1,000 of the
  year ($8,757.00 -    initial face amount of your policy. It does not change
  ($8,757.00 X         during the first 10 policy years, and then is reduced
  .9259% X 72          to zero at the end of the 10th policy year.
  months))
                       If you increase your policy's face amount, each
                       increase has a surrender charge and maximum surrender
However, we will       charge based on the amount of the increase. If you
never deduct more      decrease the face amount, the decrease will not affect
than the maximum       your policy's surrender charge or maximum surrender
surrender charge       charge.
for this policy,
which is $4,426.10.

The most we will
assess on any
surrendered policy
is $32.752 per
$1,000 of face
amount.

Sample rates for
the surrender
charge and the
maximum surrender
charge appear in
Appendix A.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the Pacific    expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       policy. If you choose a variable investment option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce portfolio returns.
starting on page
34, and in the         Advisory fee
fund's prospectus,     Pacific Life is the investment adviser to the fund. The
which accompanies      fund pays an advisory fee to them for these services.
this prospectus.       The table below shows the advisory fee as an annual
                       percentage of each portfolio's average daily net assets.

                       Other expenses

                       The table also shows the fund expenses for each portfolio in 1999. To help limit fund expenses, Pacific Life has agreed to waive all or part of their investment advisory fees or otherwise reimburse each portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. Pacific Life does this voluntarily, but do not guarantee that they'll continue to do so after December 31, 2001. In 1999, Pacific Life reimbursed the Small-Cap Index Portfolio $96,949.

                   --------------------------------------------------------------------
                   Portfolio                Advisory fee Other expenses Total expenses+
                   --------------------------------------------------------------------
                                            As an annual % of average daily net assets
                   Aggressive Equity            0.80          0.05           0.85
                   Emerging Markets/1/          1.10          0.32           1.42
                   Diversified Research/2/      0.90          0.05           0.95
                   Small-Cap Equity             0.65          0.05           0.70
                   International Large-
                    Cap/2/                      1.05          0.15           1.20
                   Equity                       0.65          0.04           0.69
                   I-Net Tollkeeper/2/          1.50          0.15           1.65
                   Multi-Strategy               0.65          0.05           0.70
                   Equity Income                0.65          0.05           0.70
                   Growth LT                    0.75          0.04           0.79
                   Mid-Cap Value                0.85          0.12           0.97
                   Equity Index/3/              0.25          0.05           0.30
                   Small-Cap Index/4/           0.50          0.44           0.94
                   REIT                         1.10          0.18           1.28
                   International Value          0.85          0.16           1.01
                   Government Securities        0.60          0.06           0.66
                   Managed Bond/1/              0.60          0.06           0.66
                   Money Market/1/              0.35          0.05           0.40
                   High Yield Bond/1/           0.60          0.06           0.66
                   Large-Cap Value              0.85          0.12           0.97
                       ----------------------------------------------------------------

                       /1/ Total net expenses for these portfolios in 1999, after deduction of an offset for custodian credits, were: 1.41% for Emerging Markets Portfolio, 0.65% for Managed Bond Portfolio, 0.39% for Money Market Portfolio, and 0.65% for High Yield Bond Portfolio.

                       /2/ Expenses are estimated. There were no actual advisory fees or other expenses for these portfolios in 1999 because the portfolios started after December 31, 1999.

                       /3/ The advisory fee for the Equity Index Portfolio has been adjusted to reflect the advisory fee increase effective January 1, 2000. The actual advisory fee, and total net expenses for this portfolio in 1999 after deduction of an offset for custodian credit, were 0.16% and 0.20%, respectively.

                       /4/ Total net expenses for the Small-Cap Index Portfolio in 1999, after the advisor's reimbursement and deduction of an offset for custodian credits were 0.75%.

                       + The fund has adopted a brokerage enhancement 12b-1 plan, under which brokerage transactions may be placed with broker-dealers in return for credits or other compensation that may be used to help promote distribution of fund shares. There are no fees or charges to any portfolio under this plan, although the fund's distributor may defray expenses of approximately $300,000 for the year 2000, which it might otherwise incur for distribution. If such defrayed amount were considered a fund expense, it would represent approximately .0023% or less of any portfolio's average daily net assets.

PACIFIC SELECT EXEC II - NY BASICS

                       When you buy a Pacific Select Exec II - NY life insurance policy, you're entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting requirements, we can reject it or ask you
policy and confirm     for more information. Once we receive your first
changes you or we      premium payment, the policy has been delivered to you
make to the policy.    and any delivery requirements have been met, we'll
                       consider your policy to be in force. That's when our
Specification pages    obligations under the policy begin.
summarize
information            Your policy will be in force until one of the following
specific to your       happens:
policy at the time     . the person insured by the policy dies
the policy is          . your policy matures
issued.                . the grace period expires and your policy lapses, or
                       . you surrender your policy.

Riders provide         If your policy is not in force when the person insured
extra benefits,        by the policy dies, we are not obligated to pay the
some at additional     death benefit proceeds to your beneficiary.
cost. Some riders
may only be added
when you apply for
your policy.

This policy may be     Pacific Select Exec II - NY is a flexible premium
appropriate if you     variable life insurance policy that insures the life of
want to provide a      one person and pays death benefit proceeds after that
death benefit for      person has died.
family members or
others or to help      Under a flexible premium life insurance policy, you
meet other long-       have the flexibility to choose the amount and frequency
term financial         of your premium payments. You must, however, pay enough
objectives. It may     premiums to cover the ongoing cost of policy benefits.
not be the right
kind of policy if      A premium load is deducted from each premium payment
you plan to            you make. The resulting net premium is allocated to the
withdraw money for     investment options you choose, and becomes part of your
short-term needs.      policy's accumulated value.

Please discuss your    Charges are deducted from the accumulated value each
insurance needs and    month to help cover the cost of the policy's death
financial              benefit and other expenses. If there is not enough
objectives with        accumulated value to cover the monthly charge on the
your registered        day we make the deduction, your policy may lapse after
representative.        a grace period - which means you'll no longer have any
                       insurance coverage.
We'll hold your net
premium payments in    Investment earnings will increase your policy's
the Money Market       accumulated value, while investment losses will
investment option      decrease it. The premium payments you'll be required to
until the free look    make to keep your policy in force will be influenced by
transfer date.         the investment results of the investment options you've
Please turn to Your    chosen.
right to cancel for
details.

                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
Please consult your    joint owners. You need the signatures of all owners for
financial advisor      all policy transactions.
or a lawyer about
designating            If one of the joint owners dies, the surviving owners
ownership              will hold all rights under the policy. If the last
interests.             joint owner dies, his or her estate will own the policy
                       unless you've given us other instructions.
If you would like
to change the owner    A policy can also be owned by an institution, trust,
of your policy,        corporation or group or sponsored arrangement. These
please contact us      owners often buy more than one policy, which may
or your registered     qualify them for reduced charges or lower premium
representative for     payments.
a change of owner
form. We can           We may reduce or waive the sales load or surrender
process the change     charges on policies sold to our directors or employees,
only if we receive     to any of our affiliates, or to trustees, employees or
your instructions      affiliates of the fund.
in writing.

                       You can change the owner of your policy by completing a change of owner form. Once we've received your request, the change will be effective as of the day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       85 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about
The maturity date      someone "reaching age 100", we're referring to the
of the policy is       policy anniversary date closest to that person's 100th
the policy             birthday, not to the day when he or she actually turns
anniversary on         100.
which the insured
is age 100.

PACIFIC SELECT EXEC II - NY BASICS

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
                         each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they're entitled to receive, unless you tell us otherwise.

                       . You can also name a contingent beneficiary for each
                         primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

                       . You can choose to make your beneficiary permanent
If you would like        (sometimes called irrevocable). You cannot change a
to change the            permanent beneficiary's rights under the policy
beneficiary of your      without his or her permission.
policy, please
contact us or your     . If none of your beneficiaries is still living when
registered               the death benefit proceeds are payable, you as the
representative for       policy owner will receive the proceeds. If you're no
a change of              longer living, the proceeds will go to your estate.
beneficiary form.
We can process the     . You can change your beneficiary at any time while the
change only if we        person insured by the policy is still living, and
receive your             while the policy is in force. The change will be
instructions in          effective as of the day you signed the change of
writing.                 beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your policy date.

                       The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We'll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                       Backdating your policy
                       You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the person insured by the policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports we'll send     owners:
you
                       . a confirmation for many financial transactions,
                         usually including premium payments and transfers,
                         loans, loan repayments, withdrawals and surrenders.
                         Monthly deductions and scheduled transactions made
We can create            under the dollar cost averaging, portfolio
customized               rebalancing and first year transfer programs are
hypothetical             reported on your quarterly policy statement.
illustrations of
benefits under your    . a quarterly policy statement. The statement will tell
policy based on          you the accumulated value of your policy by
different                investment options, cash surrender value, the amount
assumptions. You'll      of the death benefit, the policy's face amount, and
find sample              any outstanding loan amount. It will also include a
illustrations            summary of all transactions that have taken place
starting on page         since the last quarterly statement, as well as any
72.                      other information required by law.

We'll send you one
policy illustration    . supplemental schedules of benefits and planned
free of charge each      periodic premiums. We'll send these to you if you
policy year if you       change your policy's face amount or change any of the
ask for one. We          policy's other benefits.
reserve the right
to charge $25 for      . financial statements, at least annually or as
additional               required by law, of the separate account and Pacific
illustrations.           Select Fund, that include a listing of securities for
                         each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to
cancel
                       During the free look period, you have the right to
Please call us or      cancel your policy and return it to us or your
your registered        registered representative for a refund.
representative if
you have questions     The amount of your refund will be the amount of the
about your right to    premium payments you've made. We'll always deduct any
cancel your policy.    outstanding loan amount from the amount we refund to
                       you.

                       You'll find a complete description of the free look period that applies to your policy on the policy's cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your policy.

                       If you cancel your policy during the free-look period, we're required to refund the premium payments you've made. We'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 10 days after we issue your policy
                       . when we consider your policy to be in force.

PACIFIC SELECT EXEC II - NY BASICS

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     The effective date of payments, forms and requests you
                       send us is usually determined by the day and time we
A business day,        receive the item in proper form at the mailing address
called a valuation     that appears on the back cover of this prospectus.
date in your
policy, is any day     Planned periodic premium payments, loan requests,
that the New York      transfer requests, loan payments or withdrawal or
Stock Exchange and     surrender requests that we receive in proper form
our life insurance     before 4:00 p.m. Eastern time on a business day will
client services        normally be effective as of the end of that day, unless
offices are open.      the transaction is scheduled to occur on another
It usually ends at     business day. If we receive your payment or request on
4:00 p.m. Eastern      or after 4:00 p.m. Eastern time on a business day, your
time.                  payment or request will be effective as of the end of
                       the next business day. If a scheduled transaction falls
The New York Stock     on a day that is not a business day, we'll process it
Exchange is usually    as of the end of the next business day.
closed on weekends
and on the             Other forms, notices and requests are normally
following days:        effective as of the next business day after we receive
                       them in proper form, unless the transaction is
 . New Year's Day,      scheduled to occur on another business day. Change of
  Martin Luther        owner and beneficiary forms are effective as of the day
  King, Jr. Day,       you sign the change form, once we receive them in
  President's Day,     proper form.
  Good Friday,
  Memorial Day,        Proper form
  July Fourth,         We'll process your requests once we receive all
  Labor Day,           letters, forms or other necessary documents, completed
  Thanksgiving Day     to our satisfaction. Proper form may require, among
  and Christmas Day    other things, a signature guarantee or some other proof
                       of authenticity. We do not generally require a
                       signature guarantee, but we may ask for one if it
 . the Friday before    appears that your signature has changed, if the
  New Year's Day,      signature does not appear to be yours, if we have not
  July Fourth or       received a properly completed application or
  Christmas Day if     confirmation of an application, or for other reasons to
  that holiday         protect you and us.
  falls on a
  Saturday

 . the Monday
  following New
  Year's Day, July
  Fourth or
  Christmas Day if
  that holiday
  falls on a Sunday

Unless unusual
business conditions
exist, such as the
ending of a monthly
or the yearly
accounting period.

Our client services
offices are also
usually closed on
the following days:
 . the Monday before
  New Year's Day,
  July Fourth, or
  Christmas Day, if
  any of these
  holidays falls on
  a Tuesday
 . the Tuesday
  before Christmas
  Day if that
  holiday falls on
  a Wednesday
 . the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
 . the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

                       When we make payments and transfers
                       We'll normally send the proceeds of transfers,
To request payment     withdrawals, loans, surrenders, exchanges and death
of death benefit       benefit payments within seven days after the effective
proceeds, send us      date of the request. We may delay payments and
proof of death and     transfers, or the calculation of payments and transfers
payment                based on the value in the variable investment options
instructions.          under unusual circumstances, for example, if:

                       . the New York Stock Exchange closes on a day other
                         than a regular holiday or weekend
                       . an emergency exists as determined by the SEC, as a
                         result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets.

                       We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We'll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

                       We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the person insured by the policy dies to the day we pay the proceeds.

                      ---------------------------------------------------------
Telephone              You can make loans or transfers by telephone any time
transactions           after the free look period as long as we have your
                       signed authorization form on file.

                       Here are some things you need to know about telephone transactions:

                       . You must complete a telephone authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone authorization. We'll take instructions from any owner.
                       . We may use any reasonable method to confirm that your
                         telephone instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone.

                       We'll send you a written confirmation of each telephone transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone, for example, if our telephone lines are busy because of unusual market activity or a significant economic or market change, or our telephone lines are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone authorization form, you agree that:

                       . we can accept and act upon instructions you give us
                         over the telephone

                       . neither we, the administrator, any of our other
                         affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's          This policy offers three death benefit options, Options
initial amount of      A, B and C. The option you choose will generally depend
insurance coverage     on which is more important to you: a larger death
is its initial face    benefit or building the accumulated value of your
amount. We             policy.
determine the face
amount based on        This policy offers two ways to calculate the guideline
instructions           minimum death benefit: the cash value accumulation test
provided in your       and the guideline premium test. These are called death
application.           benefit qualification tests. The test you choose will
                       generally depend on the amount of premiums you want to
The minimum face       pay.
amount when a
policy is issued is    Here are some things you need to know about the death
usually $50,000,       benefit:
but we may reduce      . You choose your death benefit option and death
this in some             benefit qualification test on your policy
circumstances.           application.
                       . If you do not choose a death benefit option, we'll
                         assume you've chosen Option A.
You'll find your       . If you do not choose a death benefit qualification
policy's face            test, we'll assume you've chosen the guideline
amount, which            premium test.
includes any           . The death benefit will always be the greater of the
increases or             death benefit under the option you choose or the
decreases, in the        guideline minimum death benefit, calculated using the
specification pages      death benefit qualification test you've chosen.
in your policy.        . The death benefit will never be lower than the face
                         amount of your policy if you've chosen Option A or B.
                         Of course, the death benefit proceeds will always be reduced by any outstanding loan amount.
                       . We'll pay the death benefit proceeds to your
                         beneficiary when we receive proof of the death of the person insured by the policy.

                      ---------------------------------------------------------
Choosing your death
benefit option         You can choose one of the following three options for
                       the death benefit on your application.

                       Option A - the         Option B - the face amount of
                       face amount of         your policy plus its accumulated
                       your policy.           value.


                       [OPTION A ARTWORK      [OPTION B ARTWORK APPEARS HERE]
                       APPEARS HERE]

                                              The death benefit changes as
                                              your policy's accumulated value
                                              changes. The better your
                                              investment options perform, the
                                              larger the death benefit will
                                              be.
                       Option C - the
                       face amount of
                       your policy plus
                       the total premiums
                       you've paid minus
                       any withdrawals or
                       distributions
                       made.

                       [OPTION C ARTWORK
                       APPEARS HERE]
                       The more premiums
                       you pay and the
                       less you withdraw,
                       the larger the
                       death benefit will
                       be.

                      ---------------------------------------------------------
Choosing a death       This policy offers two death benefit qualification
benefit                tests, which we use to calculate the guideline minimum
qualification test     death benefit. You choose one of these tests on your
                       application. Once you choose a test, you cannot change
The guideline          it.
minimum death
benefit is the         In general, you should choose the cash value
minimum death          accumulation test if you do not want to limit the
benefit needed for     amount of premiums you can pay into your policy. If you
your policy to         want to pay a premium that increases the net amount at
qualify as life        risk, however, you need to provide us with satisfactory
insurance under        evidence of insurability before we can increase the
Section 7702 of the    death benefit.
Internal Revenue
Code.                  The guideline minimum death benefit will generally be
                       smaller under the guideline premium test than under the
Net amount at risk     cash value accumulation test.
is the difference
between the death      Cash value accumulation test
benefit that would     If you choose the cash value accumulation test, your
be payable if the      policy's guideline minimum death benefit will be the
person insured by      greater of:
the policy died and
the accumulated        . the minimum death benefit amount that's needed for
value of your            the policy to qualify as life insurance under the tax
policy.                  code or
                       . 101% of the policy's accumulated value.

There are other        This test determines what the death benefit should be
limits on premiums     in relation to your policy's accumulated value. In
you can pay into       general, as your policy's accumulated value increases,
your policy, which     the death benefit must also increase to ensure that
are described in       your policy qualifies as life insurance under the tax
How premiums work.     code.

The cash value         Under the test, a policy's death benefit must be large
accumulation test      enough to ensure that its cash surrender value, as
is defined in          defined in Section 7702 of the tax code (and which is
Section 7702(b) of     based on accumulated value, among other things), is
the tax code.          never larger than the net single premium that's needed
                       to fund future benefits under the policy. The net
An example             single premium under your policy varies according to
For a policy that      the age, sex, and risk class of the person insured by
insures a male, age    your policy. It's calculated using an interest rate of
45 when the policy     at least 4% and the guaranteed mortality charges as of
was issued, with a     the time the policy is issued. We'll use a higher
standard nonsmoking    interest rate if we've guaranteed it under your policy.
risk class, in
Policy Year 6 the      The death benefit determined by your policy's net
guideline minimum      single premium will be at least equal to the amount
death benefit under    required for the policy to qualify as life insurance
the cash value         under the tax code.
accumulation test
is calculated by
multiplying each
$1,000 of
accumulated value
by a "net single
premium factor" of
2.4728.

                       Guideline premium test
The guideline          If you choose the guideline premium test, we calculate
premium test is        the guideline minimum death benefit by multiplying your
defined in Section     policy's accumulated value by a death benefit
7702(a)(2) of the      percentage.
tax code.

Death benefit
percentages are        You'll find a table of death benefit percentages in
defined in Section     Appendix B and in your policy. The death benefit
7702(d) of the tax     percentage is based on the guideline premium limit and
code.                  the age of the person insured by the policy. It is 250%
                       when the person is age 40 or younger, and reduces as the person gets older.

                       Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's three death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                       . the guideline minimum death benefit under the cash
                         value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                    -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $46,250         $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000       $46,250         $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $46,250        $104,680.21
                    -------------------------------------------------------------------------------------

                    -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value
                                                         accumulation test, the
                                                         death benefit is the larger
                                                         of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000     $61,820.00        $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000     $61,820.00        $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000     $61,820.00       $104,680.21
                   -------------------------------------------------------------------------------------

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value      . $185,460 for the cash value accumulation test.
will cause an
automatic increase
in the death
benefit.

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $138,750        $63,408.68
                   Option B  Face amount plus
                             accumulated value             $175,000      $138,750        $99,569.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $138,750        $63,408.68
                   -------------------------------------------------------------------------------------

                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $185,460        $110,003.78
                   Option B  Face amount plus
                             accumulated value             $175,000      $185,460        $110,003.78
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $185,460        $110,003.78
                   -------------------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

THE DEATH BENEFIT

                      ---------------------------------------------------------
When we pay the
death benefit
                       We calculate the amount of the death benefit proceeds
Your beneficiary       as of the end of the day the person insured by the
can choose to          policy dies. If that person dies on a day that is not a
receive the death      business day, we calculate the proceeds as of the next
benefit proceeds in    business day.
a lump sum or use
it to buy an income    Your policy's beneficiary must send us proof that the
benefit. Please see    person insured by the policy died while the policy was
the discussion         in force, along with payment instructions.
about income
benefits in General    Death benefit proceeds equal the total of the death
information about      benefits provided by your policy and any riders you've
your policy.           added, minus any outstanding loan amount, minus any
                       overdue charges.
It is important
that we have a         We'll pay interest at an annual rate of at least 3% on
current address for    the death benefit proceeds, calculated from the day the
your beneficiary so    person insured by the policy dies to the day we pay the
that we can pay        proceeds.
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.

                      ---------------------------------------------------------
Changing your death
benefit option
                       You can change your death benefit option while your
We will not change     policy is in force. Here's how it works:
your death benefit
option if it means     . You can change the death benefit option once in any
your policy will be      policy year.
treated as a
modified endowment     . You must send us your request in writing.
contract, unless
you've told us in      . You can change to Option A or Option B.
writing that this
would be acceptable    . You cannot change from any death benefit option to
to you. Modified         Option C.
endowment contracts
are discussed in       . The change will become effective on the first monthly
Variable life            payment date after we receive your request. If we
insurance and your       receive your request on a monthly payment date, we'll
taxes.                   process it that day.

                       . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new
                         option equal the death benefit under the old option
                         just before the change. We will not let you change
                         the death benefit option if doing so means the face
                         amount of your policy will become less than $50,000.
Net amount at risk       We may waive this minimum amount under certain
is the difference        circumstances.
between the death
benefit that would     . Changing the death benefit option can also affect the
be payable if the        monthly cost of insurance charge since this charge
person insured by        varies with the net amount at risk.
the policy died and
the accumulated        . The new death benefit option will be used in all
value of your            future calculations.
policy.

                      ---------------------------------------------------------
Changing the face
amount
                       You can increase or decrease your policy's face amount
If you change the      as long as we approve it. Here's how it works:
face amount, we'll
send you a             . You can change the face amount as long as the person
supplemental             insured by the policy is still living.
schedule of
benefits and           . You can only change the face amount once in any
premiums.                policy year.

                       . You must send us your request in writing while your
                         policy is in force.

                       . The change will become effective on the first monthly
If your policy's         payment date after we receive your request. If we
death benefit is         receive your request on a monthly payment date, we'll
equal to the             process it that day.
guideline minimum
death benefit, and     . The person insured by the policy will also need to
the net amount at        agree to the change in face amount, if that person is
risk is more than        someone other than you.
three times the
death benefit on       . Increasing the face amount may increase the death
the policy date, we      benefit, and decreasing the face amount may decrease
may reduce the           the death benefit. The amount the death benefit
death benefit by         changes will depend, among other things, on the death
requiring you to         benefit option you've chosen and whether, and by how
make a withdrawal        much, the death benefit is greater than the face
from your policy.        amount before you make the change.

If we require you      . Changing the face amount can affect the net amount at
to make a                risk, which affects the cost of insurance charge. An
withdrawal, we will      increase in the face amount may increase the cost of
not charge you our       insurance charge, while a decrease may decrease the
usual $25                charge.
withdrawal fee, but
the withdrawal may     . We can refuse your request to make the face amount
be taxable. Please       less than $50,000. We can waive this minimum amount
turn to                  in certain situations, such as group or sponsored
Withdrawals,             arrangements.
surrenders and
loans for              Increasing the face amount
information about      Here are some additional things you should know about
making withdrawals.    increasing the face amount:

                       . You may request an increase in your policy's face
                         amount starting on the first policy anniversary.

                       . You must give us satisfactory evidence of
                         insurability.

                       . Each increase you make to the face amount must be
                         $25,000 or more.

                       . Increasing the face amount will increase the
                         mortality and expense risk charge.

                       . For any increase in face amount which arises from
                         conversion of a term rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

                       . We will allow an increase in face amount only if the
                         resulting death benefit increase at least equals our minimum limit on the request date.

                       . We will not allow an increase if there has been a
                         prior decrease in face amount, including any decrease caused by a withdrawal.

THE DEATH BENEFIT

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            . You may not decrease your policy's face amount prior
continues to             to the fifth anniversary of:
qualify as life          . your policy date
insurance, we might      . the effective date of any increase
be required to         . We'll apply any decrease in the face amount in the
return part of your      following order:
premium payments to      . to the most recent increases you made to the face
you if you've              amount in the order you made them
chosen the               . to the original face amount.
guideline premium      . We do not charge you for a decrease in face amount.
test, or make          . We can refuse your request to decrease the face
distributions from       amount if making the change means:
the accumulated          . your policy will end because it no longer qualifies
value, which may be        as life insurance
taxable.                 . the distributions we'll be required to make from
                           your policy's accumulated value will be greater
                           than your policy's net cash surrender value
                         . your policy will become a modified endowment
For more                   contract and you have not told us in writing that
information, please        this is acceptable to you.
see Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Optional riders

Ask your registered    There are seven optional riders that provide extra
representative for     benefits, some at additional cost. Not all riders are
more information       available in every state, and some riders may only be
about the riders       added when you apply for your policy.
available with the
policy.                . Accidental death rider
                         Provides additional insurance coverage in the event
                         of the accidental death of the person insured by the
There may be tax         policy.
consequences if you
exercise your          . Children's term rider
rights under the         Provides term insurance for the children of the
Accelerated living       person insured by the policy.
benefits rider.
Please see Variable    . Annual renewable term rider
life insurance and       Provides annual renewal term insurance on the person
your taxes for more      insured by the policy until age 80.
information.
                       . Annual renewable and convertible term rider
                         Provides annual renewal term insurance on members of the immediate family of the person insured by the policy.

Samples of the         . Guaranteed insurability rider
provisions for the       Gives the right to buy additional insurance on the
extra optional           life of the person insured by the policy on certain
benefits are             specified dates without proof of insurability.
available from us
upon written           . Waiver of charges rider
request.                 Waives certain charges if the person insured by the
                         policy becomes totally disabled before age 60.

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

                       Things to keep in mind
                       Combining a policy and a rider may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

                       Under certain circumstances, combining a policy with an Annual renewable term rider may result in a face amount equal to the face amount of a single policy until age
                       80. Combining a policy and an Annual renewable term rider will result in current charges that are lower than for a single policy with the same face amount.

                       However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

                       We deduct a premium load from each premium payment, and
                       then allocate your net premium to the investment
                       options you've chosen. Depending on the performance of
The amount,            your investment options, and on how many withdrawals,
frequency, and         loans or other policy features you've taken advantage
period of time over    of, you may need to make additional premium payments to
which you make         keep your policy in force.
premium payments
may affect whether     If we do not receive your first premium payment within
your policy will be    20 days after we issue your policy, we can cancel the
classified as a        policy and refund any partial premium payment you've
modified endowment     made. We may waive the 20 day requirement in some
contract, or no        cases.
longer qualifies as
life insurance for
tax purposes. See
Variable life
insurance and your
taxes for more
information.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
Even if you pay all    it works:
your premiums when
they're scheduled,     . On your application, you choose a fixed amount of at
your policy could        least $50 for each premium payment.
lapse if the
accumulated value,     . You indicate whether you want to make premium
less any                 payments annually, semi-annually, or quarterly. You
outstanding loan         can also choose monthly payments using our monthly
amount, is not           Uni-check plan, which is described below.
enough to pay your
monthly charges.       . We send you a notice to remind you of your scheduled
Turn to Your             premium payment (except for monthly Uni-check
policy's                 payments, which are paid automatically). If you own
accumulated value        more than one policy, we'll send one notice -- called
for more                 a listbill -- that reminds you of your payments for
information.             all of your policies. You can choose to receive the
                         listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment. Some states may require us to consider your payments as premium payments if you have not given us instructions to do otherwise.

                       Monthly Uni-check plan
                       Once you've made your first premium payment, you can make monthly premium payments using our Uni-check plan. Here's how it works:

                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from
your premiums
                       We deduct a premium load from each premium payment you
Your net premium is    make. The load is made up of three charges:
your premium
payment less the       Sales load
premium load.          We deduct a 2.5% sales load from each premium payment
                       you make.

                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                       Federal tax charge
                       We deduct 1.50% from each premium payment to pay federal taxes. We reserve the right to change this rate to respond to changes in law.

                      ---------------------------------------------------------
Allocating your
premiums               We generally allocate your net premiums to the
                       investment options you've chosen on your application on
There are special      the day we receive them. We currently limit your
restrictions when      allocations to 20 investment options at one time.
allocating premiums
to the Fixed LT
account.
                       We allocate your first premium on the free look
                       transfer date. We'll hold your net premiums in the
Please turn to Your    Money Market investment option until the free look
investment             transfer date, and then transfer them to the investment
optionsfor more        options you've chosen.
information about
the investment
options.

HOW PREMIUMS WORK

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:
Before you buy a
policy, you can ask   . If you've chosen the guideline premium test as your
us or your              death benefit qualification test and accepting the
registered              premium means your policy will no longer qualify as
representative for      life insurance for federal income tax purposes.
a personalized
illustration that      The total amount you can pay in premiums and still have
will show you the      your policy qualify as life insurance is your policy's
guideline single       guideline premium limit. The sum of the premiums paid,
premium and            less any withdrawals, at any time cannot exceed the
guideline level        guideline premium limit, which is the greater of:
annual premiums.
                       . the guideline single premium or
                       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a         . If applying the premium in that policy year means your
detailed discussion     policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk    . If applying the premium payment to your policy will
is the difference       increase the net amount at risk. This will happen if
between the death       your policy's death benefit is equal to the guideline
benefit that would      minimum death benefit or would be equal to it once we
be payable if the       applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not
                       guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.
                      ---------------------------------------------------------

Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit
                       values for the variable investment options is described
                       in Your investment options.
                      ---------------------------------------------------------

Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned
premium payments,      This charge is for providing you with life insurance
or taking out a        protection. Like other policy charges, we may profit
loan all affect the    from the cost of insurance charge and may use these
accumulated value      profits for any lawful purpose such as the payment of
of your policy.        distribution and administrative expenses.

                       We deduct a cost of insurance charge based on the cost
You'll find a          of insurance rate for your policy's initial face amount
discussion about       and for each increase you make to the face amount.
when your policy
might lapse, and       There are maximum or guaranteed cost of insurance rates
what you can do to     associated with your policy. These rates are shown in
reinstate it, later    your policy's specification pages.
in this section.
                       The guaranteed rates include the insurance risks
Unisex rates are       associated with insuring one person. They are
used when a policy     calculated using 1980 Commissioners Standard Ordinary
is owned by an         Mortality Tables or the 1980 Commissioners Ordinary
employer in            Mortality Table B, which are used for unisex cost of
connection with        insurance rates. The rates are also based on the age,
employment-related     gender and risk class of the person insured by the
or benefit             policy unless unisex rates are required.
programs.
                       Our current cost of insurance rates are based on the age, risk class, smoking status and gender (unless unisex rates are required) of the person insured by the policy. These rates generally increase as the person's age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

YOUR POLICY'S ACCUMULATED VALUE

                       Guaranteed period
                       We'll guarantee our current cost of insurance rates for five years.

                       If you increase the face amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable       We calculate cost of insurance by multiplying the
term rider to your     current cost of insurance rate by a discounted net
policy, we will        amount at risk at the beginning of each policy month.
include the face
amount of the rider    Net amount at risk for the cost of insurance
in this calculation    calculation is the difference between a discounted
of cost of             death benefit that would be payable if the person
insurance.             insured by the policy died and the accumulated value of
                       your policy at the beginning of the policy month before the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

                       Administrative charge
                       We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge

For a policy that      The mortality and expense risk charge has two separate
insures a male non-    charges:
smoker who is age
45 when the policy     . M&E risk face amount charge We deduct a face amount
is issued, with:         charge every month during the first 10 policy years,
                         at a rate that is based on the age of the person
                         insured by the policy on the policy date and on a
                         face amount component factor per $1,000 of the
 . a face amount of       initial face amount of your policy. The rates for the
  $350,000               face amount component are shown in Appendix A.

 . accumulated value
  of $30,000 in the
  variable options       If you increase the face amount, each increase will
  after deducting        have a corresponding face amount charge related to
  any outstanding        the amount of the increase. We'll specify these
  loan amount.           charges in a supplemental schedule of benefits at the
                         time of the increase. We'll apply each charge for 10
The monthly charge       years from the day of the increase. If you decrease
for the M&E risk         the face amount, the charge will remain the same.
face amount charge
is:                    . M&E risk asset charge We deduct a risk asset charge
                         every month.

                         During policy years 1 through 10, we charge an annual
 . $44.45 (($350,000      rate 0.75% (0.000625 monthly), of the first $25,000
  / 1,000) X 0.127).     of your policy's accumulated value in the variable
                         investment options, plus an annual rate of 0.35%
The monthly charge       (0.000292 monthly), of the accumulated value in the
for the M&E risk         variable investment options that exceeds $25,000.
asset charge is
$17.09 in policy         During policy years 11 and thereafter, we charge an
years 1 through 10       annual rate of 0.45% (0.0375% monthly) on the first
(($25,000 X              $25,000 of your policy's accumulated value in the
0.0625%) plus            variable investment options plus an annual rate of
($5,000 X                0.05% (0.0042% monthly) of the accumulated value in
0.0292%)).               the variable investment options that exceeds $25,000.

The monthly charge       For the purposes of this charge, the amount of
for the M&E risk         accumulated value is calculated on the monthly
asset charge is          payment date before we deduct the monthly charge, but
$9.58 in policy          after we deduct any outstanding loan amount or
year 11 and              allocate any new net premiums, withdrawals or loans.
thereafter
(($25,000 x
0.0375%) plus
($5,000 x
0.0042%)).

Sample rates for       Charges for optional riders
the M&E risk face      If you add any riders to your policy, we add any
amount charge          charges for them to your monthly charge.
appear in Appendix
A.

YOUR POLICY'S ACCUMULATED VALUE

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment

                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us    If you make the minimum payment
if your payment is
a premium payment.     If we receive your payment within the grace period,
Otherwise, we'll       we'll allocate your net premium to the investment
treat it as a loan     options you've chosen and deduct the monthly charge
repayment.             from your investment options in proportion to the
                       accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                       How to avoid future lapsing

                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                       Paying death benefit proceeds during the grace period

                       If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy

                       If your policy lapses, you have five years from the end of the grace period but before the maturity date to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount

                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

                       We put your premium payments in our general and
You can change your    separate accounts. We own the assets in our accounts
premium allocation     and allocate your premiums, less any charges, to the
instructions by        investment options you've chosen. Amounts allocated to
writing, sending a     the fixed options are held in our general account.
fax, or, if we have    Amounts allocated to the variable investment options
your completed         are held in our separate account.
telephone
authorization form     You choose your initial investment options on your
on file, by calling    application. If you choose more than one investment
us at 1-888-595-       option, you must tell us the dollar amount or
6997. Or you can       percentage you want to allocate to each option. You can
ask your registered    change your premium allocation instructions at any
representative to      time.
contact us.

You'll find            The investment options you choose, and how they
information about      perform, will affect your policy's accumulated value
when we allocate       and may affect the death benefit. Please review the
premium payments to    investment options carefully and ask your registered
your investment        representative to help you choose the right ones for
options in How         your goals and tolerance for risk. Make sure you
premiums work.         understand any costs you may pay directly and
                       indirectly on your investment options because they will affect the value of your policy.
Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment
options

Variable investment    You can choose from 20 variable investment options.
options are also       Each variable investment option is set up as a variable
known as variable      account under our separate account and invests in a
accounts. These        corresponding portfolio of the Pacific Select Fund.
variable accounts      Each portfolio invests in different securities and has
are divisions of       its own investment goals, strategies and risks. The
our separate           value of each portfolio will fluctuate with the value
account. We bear       of the investments it holds, and returns are not
the direct             guaranteed. Your policy's accumulated value will
operating expenses     fluctuate depending on the investment options you've
of our separate        chosen. You bear the investment risk of any variable
account. For more      investment options you choose.
information about
how these accounts     The following chart is a summary of the Pacific Select
work, see About        Fund portfolios. You'll find detailed descriptions of
PL&A.                  the portfolios in the Pacific Select Fund prospectus
                       that accompanies this prospectus. There's no guarantee
                       that a portfolio will achieve its investment objective.
Pacific Life is the    You should read the fund prospectus carefully before
investment adviser     investing.
for the Pacific
Select Fund. They
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. They've
retained other
portfolio managers
to manage the other
portfolios.

PORTFOLIO                THE PORTFOLIO'S              THE PORTFOLIO'S                    PORTFOLIO
                         INVESTMENT GOAL              MAIN INVESTMENTS                   MANAGER
Aggressive Equity        Capital appreciation.        Equity securities of small         Alliance Capital
                                                      emerging-growth companies and      Management L.P.
                                                      medium-sized companies.

Emerging Markets         Long-term growth of          Equity securities of companies     Alliance Capital
                         capital.                     that are located in countries      Management L.P.
                                                      generally regarded as "emerging
                                                      market" countries.

Diversified Research     Long-term growth of          Equity securities of U.S.          Capital Guardian
                         capital.                     companies and securities whose     Trust Company
                                                      principal markets are in the U.S.

Small-Cap Equity         Growth of capital.           Equity securities of smaller and   Capital Guardian
 (formerly called                                     medium-sized companies.            Trust Company
 Growth)

International Large-Cap  Long-term growth of          Equity securities of non-U.S.      Capital Guardian
                         capital.                     companies and securities whose     Trust Company
                                                      principal markets are outside
                                                      of the U.S.

Equity                   Capital appreciation.        Equity securities of large U.S.    Goldman Sachs Asset
                         Current income is of         growth-oriented companies.         Management
                         secondary importance.

I-Net Tollkeeper         Long-term growth of          Equity securities of companies     Goldman Sachs Asset
                         capital.                     which use, support, or relate      Management
                                                      directly or indirectly to use of
                                                      the Internet. Such companies
                                                      include those in the media,
                                                      telecommunications, and
                                                      technology sectors.

Multi-Strategy           High total return.           A mix of equity and fixed income   J.P. Morgan
                                                      securities.                        Investment
                                                                                         Management Inc.

Equity Income            Long-term growth of capital  Equity securities of large and     J.P. Morgan
                         and income.                  medium-sized dividend-paying U.S.  Investment
                                                      companies.                         Management Inc.

Growth LT                Long-term growth of capital  Equity securities of a large       Janus Capital
                         consistent with the          number of companies of any size.   Corporation
                         preservation of capital.

Mid-Cap Value            Capital appreciation.        Equity securities of medium-sized  Lazard Asset
                                                      U.S. companies believed to be      Management
                                                      undervalued.

Equity Index             Investment results that      Equity securities of companies     Mercury Asset
                         correspond to the total      that are included in the Standard  Management US
                         return of common stocks      & Poor's 500 Composite Stock
                         publicly traded in the U.S.  Price Index.

Small-Cap Index          Investment results that      Equity securities of companies     Mercury Asset
                         correspond to the total      that are included in the Russell   Management US
                         return of an index of small  2000 Small Stock Index.
                         capitalization companies.

REIT                     Current income and long-     Equity securities of real estate   Morgan Stanley
                         term capital appreciation.   investment trusts.                 Asset Management

International Value      Long-term capital            Equity securities of companies of  Morgan Stanley
 (formerly called        appreciation primarily       any size located in developed      Asset Management
 International)          through investment in        countries outside of the U.S.
                         equity securities of
                         corporations domiciled in
                         countries other than the
                         United States.

Government Securities    Maximize total return        Fixed income securities that are   Pacific Investment
                         consistent with prudent      issued or guaranteed by the U.S.   Management Company
                         investment management.       government, its agencies or
                                                      government-sponsored enterprises.

Managed Bond             Maximize total return        Medium and high-quality fixed      Pacific Investment
                         consistent with prudent      income securities with varying     Management Company
                         investment management.       terms to maturity.

Money Market             Current income consistent    Highest quality money market       Pacific Life
                         with preservation of         instruments believed to have
                         capital.                     limited credit risk.

High Yield Bond          High level of current        Fixed income securities with       Pacific Life
                         income.                      lower and medium-quality credit
                                                      ratings and intermediate to long
                                                      terms to maturity.

Large-Cap Value          Long-term growth of          Equity securities of large U.S.    Salomon Brothers
                         capital. Current income is   companies.                         Asset Management
                         of secondary importance.                                        Inc

YOUR INVESTMENT OPTIONS

An example             Calculating unit values
You ask us to          When you choose a variable investment option, we credit
allocate $6,000 to     your policy with accumulation units. The number of
the Government         units we credit equals the amount we've allocated
Securities             divided by the unit value of the variable account.
investment option      Similarly, the number of accumulation units in your
on a business day.     policy will be reduced when you make a transfer,
At the end of that     withdrawal or loan from a variable investment option,
day, the unit value    and when your monthly charges are deducted.
of the variable
account is $15.        The value of an accumulation unit is the basis for all
We'll credit your      financial transactions relating to the variable
policy with 400        investment options. We calculate the unit value for
units ($6,000          each variable account once every business day, usually
divided by $15).       at or about 4:00 p.m. Eastern time.

The value of an        Generally, for any transaction, we'll use the next unit
accumulation unit      value calculated after we receive your written request.
is not the same as     If we receive your written request before 4:00 p.m.
the value of a         Eastern time, we'll use the unit value calculated as of
share in the           the end of that business day. If we receive your
underlying             request on or after 4:00 p.m. Eastern time, we'll use
portfolio.             the unit value calculated as of the end of the next
                       business day.
For information
about timing of        If a scheduled transaction falls on a day that is not a
transactions, see      business day, we'll process it as of the end of the
Pacific Select Exec    next business day. For your monthly charge, we'll use
II - NY basics.        the unit value calculated on your monthly payment date.
                       If your monthly payment date does not fall on a business day, we'll use the unit value calculated as of the end of the next business day.

                       The unit value calculation is based on the following:
                       . the investment performance of the underlying
                         portfolio
                       . any dividends or distributions paid by the underlying
                         portfolio
                       . any charges for any taxes that are, or may become,
                         associated with the operation of the variable account.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Exec II -       policy. If you choose a variable investment option,
NY.                    these fees and expenses affect you indirectly because
                       they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

                      ---------------------------------------------------------

Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account. We have contracted with Pacific
under any              Life to manage our general account assets, subject to
securities act. For    investment policies, objectives, directions and
this reason, the       guidelines established by our Board.
SEC has not
reviewed the           Here are some things you need to know about the fixed
disclosure in this     options:
prospectus about       . Accumulated value allocated to the fixed options
these options.           earns interest on a daily basis, using a 365-day
However, other           year. Our minimum annual interest rate is 3% during
federal securities       the first 10 policy years, and 3.3% thereafter.
laws may apply to      . We may offer a higher annual interest rate on the
the accuracy and         fixed options. If we do, we'll guarantee the higher
completeness of the      rate for one year.
disclosure about       . If we offer a higher annual interest rate on a fixed
these options.           option, we may also pay additional interest on
                         accumulated value in excess of $25,000 in that fixed
                         option. Ask your registered representative for
For more                 current interest rates.
information about      . There are no investment risks or direct charges.
the general            . There are limitations on when and how much you can
account, see About       transfer from the fixed options. These limitations
PL&A.                    are described below, in Transferring among investment
                         options.
                       . We may limit the total amount you allocate to the
                         Fixed LT account for all PL&A policies you own to
                         $1,000,000 in any 12-month period, and transfer any
                         amount over $1,000,000 to your other investment
                         options according to your most recent instructions.
                         We may increase the $1,000,000 limit at any time at
                         our sole discretion. You should contact us to find
                         out if a higher limit is in effect.
                      ---------------------------------------------------------

Transferring among
investment options     You can transfer among your investment options any time
                       during the life of your policy without triggering any
You can make           current income tax. You can make transfers by writing
transfers and use      to us, by making a telephone transfer, or by signing up
transfer programs      for one of our automatic transfer programs. You'll find
only after the free    more information about making telephone transfers in
look transfer date.    Pacific Select Exec II - NY basics.
For more
information, please    Transfers will normally be effective as of the end of
see Pacific Select     the business day we receive your written or telephone
Exec II - NY           request.
basics.
                       Here are some things you need to know about making
                       transfers:
You'll find more
about the first        . Your policy's accumulated value may be invested in up
year transfer            to 20 investment options at one time.
program later in       . If you're making transfers between variable
this section.            investment options, there is no minimum amount
                         required and you can make as many transfers as you like.

                       . You can make transfers from the variable investment
                         options to the Fixed account at any time.

                       . You can make transfers from the variable investment
                         options to the Fixed LT account only in the policy month right before each policy anniversary.

                       . If you have transferred accumulated value out of the
                         fixed options, you must wait 90 days before making a transfer to the Fixed account. However, you can make transfers to the Fixed account any time during the first 18 months of your policy.
                       . You can only make one transfer from each fixed option
                         in any 12-month period, except if you've signed up for the first year transfer program.
                       . You can only transfer up to the greater of $5,000 or
                         25% of your policy's accumulated value in the Fixed account in any 12-month period, except for scheduled transfers under the first year transfer program.
                       . You can only transfer up to the greater of $5,000 or
                         10% of your policy's accumulated value in the Fixed
                         LT account in any 12-month period.

                       . Currently, there is no charge for making a transfer
                         but we may charge you in the future. You will always be permitted at least 12 free transfers per year.

                       . There is no minimum required value for the investment
                         option you're transferring to or from.

                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.

                       . We can restrict or suspend transfers.

                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from either
transfer when unit     of the fixed options. Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This
allows you to          . You need to complete a request form to enroll in the
average the cost of      program.
investments over
time. Investing        . You must have at least $5,000 in a variable
this way does not        investment option to start the program.
guarantee profits
or prevent losses.     . We'll automatically transfer accumulated value from
                         one variable investment option to one or more of the other variable investment options you've selected.

                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date.

                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

                       . We have the right to discontinue, modify or suspend
                         the program at any time.

                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:

                        . the total amount you've asked us to transfer has been
                          transferred

                        . there is no more accumulated value in the investment
                          option you're transferring from

                        . your policy enters the grace period and is in danger
                          of lapsing

                        . you tell us in writing to cancel the program

                        . we discontinue the program.

YOUR INVESTMENT OPTIONS

Because the portfolio  Portfolio rebalancing program
rebalancing program    As the value of the underlying portfolios changes, the
matches your           value of the allocations to the variable investment
original percentage    options will also change. The portfolio rebalancing
allocations, we may    program automatically transfers your policy's
transfer money from    accumulated value among the variable investment options
an investment          according to your original percentage allocations.
option with
relatively higher      Here's how the program works:
returns to one with
relatively lower       . You can set up this program at any time while your
returns.                 policy is in force.
                       . You enroll in the program by sending us a written
                         signed request or a completed automatic rebalancing form.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.                . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months
                       . We make the first transfer on the day we allocate
                         your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS


Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a
lump sum or use it     . You must send us a written request that's signed by
to buy an income         all owners.
benefit. Please see    . Each withdrawal must be at least $500, and the net
the discussion           cash surrender value of your policy after the
about income             withdrawal must be at least $500.
benefits in General
information about      . If your policy has an outstanding loan amount, the
your policy.             maximum withdrawal you can take is the amount, if
                         any, by which the cash surrender value just before
                         the withdrawal exceeds the outstanding loan amount
                         divided by 90%.
We will not accept
your request to        . We'll charge you $25 for each withdrawal you make.
make a withdrawal
if it will cause       . If you do not tell us which investment options to
your policy to           take the withdrawal from, we'll deduct the withdrawal
become a modified        and the withdrawal charge from all of your investment
endowment contract,      options in proportion to the accumulated value you
unless you've told       have in each option.
us in writing that
you want your          . The accumulated value, cash surrender value and net
policy to become a       cash surrender value of your policy will be reduced
modified endowment       by the amount of each withdrawal.
contract.
                       . If the person insured under the policy dies after
                         you've sent a withdrawal request to us, but before we've made the withdrawal, we'll deduct the amount of the withdrawal from any death benefit proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. The face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal. If there have been prior increases in face amount, the original face amount and any increase(s) in face amount will be reduced proportionately.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Taking out a loan
                       You can borrow money from us any time while your policy
The amount in the      is in force either by sending us a request in writing,
loan account, plus     or over the telephone. You'll find more information
any interest you       about requesting a loan by telephone in Pacific Select
owe, is referred to    Exec II - NY basics.
throughout this
prospectus as your     When you borrow money from us, we use your policy's
outstanding loan       accumulated value as security. You pay interest on the
amount. Your policy    amount you borrow. The accumulated value set aside to
refers to this         secure your loan also earns interest. Here's how it
amount as policy       works:
debt.
                       . To secure the loan, we transfer an amount equal to
Taking out a loan        the amount you're borrowing from your accumulated
will affect the          value in the investment options to the loan account.
growth of your           We'll transfer this amount from your investment
policy's                 options in proportion to the accumulated value you
accumulated value,       have in each option, unless you tell us otherwise.
and may affect the     . Interest owing on the amount you've borrowed accrues
death benefit.           daily at an annual rate of 3.55%. Interest that has
                         accrued during the policy year is due on your policy
An example               anniversary. If you do not pay the interest when it's
For a policy with:       due, we'll add it to the amount of your loan and
 . accumulated value      begin accruing interest on it from the day it was
  of $100,000            due. We'll also transfer an amount equal to the
 . an outstanding         interest that was due, from your policy's accumulated
  loan amount of         value to the loan account. We'll transfer this amount
  $60,000                from your investment options in proportion to the
 . a most recent          accumulated value you have in each option, unless you
  monthly charge of      tell us otherwise.
  $225
                       . The amount in the loan account earns interest daily
The maximum amount       at an annual rate of 3% during the first 10 policy
you can borrow           years, and 3.3% thereafter. On your policy
during policy years      anniversary, we transfer the interest that's been
1 through 10 is the      credited to the loan account proportionately to your
greater of:              investment options according to your most recent
                         allocation instructions.
$25,500
((90% X ($100,000 -    How much you can borrow
 $5,000)) -            The minimum amount you can borrow is $200. You can
 $60,000)              borrow up to the larger of the following amounts:

or
                       . 90% of the accumulated value in the investment
$31,809.75               options, less any surrender charges that would apply
(a X (b / c)) - d,       if you surrendered your policy on the day you took
where:                   out the loan.
                       . the result of a X (b / c) - d, where:

a = $92,300             a = the accumulated value of your policy less any
  ($100,000 -               surrender charges that would have applied if you
  $5,000 - ($12 X           surrendered your policy on the day you took out the
  $225))                    loan, and less 12 times the most recent monthly
b = 1.03                    charge
c = 1.0355
d = $60,000)
                        b = 1.03 during policy years 1 through 10, and
The maximum amount          1.033 during policy year 11 and thereafter
you can borrow          c = 1.0355
during policy year      d = any outstanding loan amount.
11 and thereafter
is the greater of:     Paying off your loan
                       You can pay off all or part of the loan any time while
                       your policy is in force. Unless you tell us otherwise,
$25,500                we'll generally transfer any loan payments you make
((90% X ($100,000 -    proportionately to your investment options according to
 $5,000)) -            your most recent allocation instructions. We may,
 $60,000)              however, first transfer any loan payments you make to
                       the fixed options, up to the amount originally
or                     transferred from the fixed options to the loan account.
                       We'll then transfer any excess amount to your variable
$32,077.16             investment options according to your most recent
(a X (b / c)) - d,     allocation instructions.
where:
a = $92,300
  ($100,000 -          While you have an outstanding loan, we'll treat any
  $5,000 - ($12 X      money you send us as a loan payment unless you tell us
  $225))               otherwise in writing.
b = 1.033
c = 1.0355
d = $60,000)

Your outstanding       What happens if you do not pay off your loan
loan amount could      If you do not pay off your loan, we'll deduct the
result in taxable      amount in the loan account, including any interest you
income if you          owe, from one of the following:
surrender your
policy, if your        . the death benefit proceeds before we pay them to your
policy lapses, or        beneficiary
if your policy is a    . the cash surrender value if you surrender your policy
modified endowment     . the amount we refund if you exercise your right to
contract. You            cancel
should talk to your    . the endowment benefit if your policy matures.
tax advisor before
taking out a loan      Taking out a loan, whether or not you repay it, will
under your policy.     have a permanent effect on the value of your policy.
See Taking out a       For example, while your policy's accumulated value is
loan in Variable       held in the loan account, it will miss out on the
life insurance and     potential earnings available through the variable
your taxes.            investment options. The amount of interest you earn on
                       the loan account may be less than the amount of interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal             retirement.
features
                       Using your policy to supplement your income does not
If you're              change your rights or our obligations under the policy.
interested in          The terms for loans and withdrawals described in this
using your life        prospectus remain the same.
insurance policy
to supplement your     Here are some things you should consider when setting
retirement income,     up an income stream:
please contact us
for more               . the rate of return you expect to earn on your
information.             investment options
                       . how long you would like to receive regular income
                       . the amount of accumulated value you want to maintain
                         in your policy.

                       Understanding the risks
                       Setting up an income stream may not be suitable for all
                       policy owners. It's important to understand the risks
We can provide you     that are involved in using your policy's loan and
with illustrations     withdrawal features.
that give you
examples of how        You must always leave enough accumulated value in your
this could affect      policy to help ensure your policy will continue to
the accumulated        qualify as life insurance and will not lapse. Your
value, net cash        policy will lapse if there is not enough accumulated
surrender value        value, after subtracting any outstanding loan amount,
and death benefit      to cover the monthly charge on the day we make the
of your policy         deduction and the grace period expires. If your policy
based on different     lapses, we'll end your life insurance coverage.
hypothetical gross
rates of return.       There are also charges associated with reinstating a
We will not use a      lapsed policy.
higher rate than
12%, and will          You should consult with your financial adviser and
always compare it      carefully consider how much you can withdraw and borrow
with a rate of 0%      from your policy each year to set up your income
based on               stream.
guaranteed
insurance costs.       Remember that the performance of your investment
You'll find sample     options also affects your policy's accumulated value.
illustrations and      Poor performance can increase the danger of your policy
the assumptions        lapsing. And as the cost of insurance generally
they're based on       increases with the age of the person insured by the
starting on page       policy, this can also reduce the accumulated value.
72.

The hypothetical
rates of return
are illustrative
of past or future
results. Policy
values and
benefits would be
different from
those shown in the
illustrations if:

 . the gross annual
  rates of return
  are different
  from the
  hypothetical
  rates

 . premiums were not
  paid as
  illustrated

 . loan interest was
  paid when due.

WITHDRAWALS, SURRENDERS AND LOANS

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value      Interest on a loan is due to us on each policy
and how future         anniversary. If we do not receive the interest when
withdrawals and        due, we'll add it to the outstanding loan amount and
loans may affect       begins accruing interest on it from the day it was due.
the accumulated        This has a compounding effect and can add to your
value and death        income tax liability.
benefit.
                       If the person insured by the policy dies, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General information    . You must send us your policy and a written request.
about your policy.     . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10
If you increase          policy years, we'll deduct a surrender charge that
your policy's face       helps cover our costs for underwriting, issuing and
amount, we'll send       distributing our policies.
you a supplemental
schedule of            . Your policy's surrender charge is based on the
benefits that shows      initial face amount of your policy and will never be
the surrender            greater than the maximum surrender charge. The
charge associated        maximum surrender charge is calculated at a rate that
with the increase.       is based on the age and risk class of the person
                         insured by the policy, and each $1,000 of initial face amount.
                       . There's no surrender charge on the initial face
                         amount after 10 policy years.
                       . We guarantee the surrender charge rates will not
                         increase.
                       . If you increase your policy's face amount, each
                         increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.
                       . If you decrease the face amount, the decrease will
                         not affect your policy's surrender charge or maximum surrender charge.

                      ---------------------------------------------------------
                       How we calculate the surrender charge
A table of             The surrender charge and the maximum surrender charge
surrender charges      are assessed against your policy's accumulated value.
for your policy        They are based on the age and risk class of the person
will be shown in       insured by the policy for each $1,000 of the initial
your policy            face amount of your policy.
specification
pages.
                       The amount of the surrender charge does not change
Sample rates for       during the first policy year. Starting on the first
the surrender          policy anniversary, we reduce the charge by 0.9259%
charge and the         each month until it reaches zero at the end of
maximum surrender      10 policy years.
charge appear in
Appendix A.            The maximum surrender charge does not change during the
                       first 10 policy years, and then is reduced to zero at
An example             the end of the 10th policy year. The maximum surrender
For a policy:          charge on the initial face amount of your policy will
 . that insures a       never be more than $32.752 per $1,000 of initial face
  male non-smoker      amount.
  who is age 45
  when the policy
  is issued
 . with an initial
  face amount of
  $350,000.

The surrender
charge is:

 . $8,757.00 in the
  first policy year
  (($350,000 /
  $1,000) X 25.02)
 . $2,919.16 at the
  end of the
  seventh policy
  year ($8,757.00 -
  ($8,757.00 X
  .9259% X 72
  months))

We will never
deduct more than
the maximum
surrender charge,
which is $4,426.10

                      ---------------------------------------------------------
Benefits at maturity   If the insured is living on your maturity date, we will
                       pay you an endowment benefit equal to your accumulated value, less any outstanding loan amount.

                       Payment of your endowment benefit will usually be made within 7 days of your policy anniversary. Payments may be postponed in certain circumstances. See Timing of payments, forms and requests.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       or your policy matures, you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Exec II-NY policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                       . For this income benefit, the amount you receive will
                         always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Reduced Paid-Up        You may use the net cash surrender value of your policy
Benefit                to purchase guaranteed fixed paid-up insurance on the
                       life of the person insured by the policy. You may choose to do this at any time while the policy is in force.

                       If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. The amount of paid-up insurance is determined by applying the net cash surrender value as the net single premium based upon the insured's age and risk class, 1980 CSO mortality table, and 3% interest. Any riders attached to the policy will terminate at the time of conversion.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders.
we'll send you a
revised schedule of    The substitution will become effective on the first
benefits.              monthly payment date after we approve your request. We
                       may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy commits suicide
benefit in the case    within two years of the policy date, death benefit
of suicide             proceeds will be the total of all premiums you've paid,
                       less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your
application            If the age of the person insured by your policy is
                       stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

                       . the amount of death benefit that would be purchased
                         by the most recent cost of insurance charge for the correct age or

                       . the guideline minimum death benefit for the correct
                         age.

                       We'll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity of your       policy for two years from the policy date. Once your
policy                 policy has been in force for two years from the policy
                       date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your
policy as
collateral
                       You can assign your policy as collateral to secure a
Assigning a policy     loan, mortgage, or other kind of debt. Here's how it
that's a modified      works:
endowment contract
may generate           . An assignment does not change the ownership of the
taxable income and       policy.
a 10% penalty tax.     . After the policy has been assigned, your rights and
                         the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.

                       . We must receive a copy of the original assignment
                         before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It's based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax                This is not a complete discussion of all federal income
consequences of        tax questions that may arise under the policy. There
owning a policy or     are special rules that we do not include here that may
receiving proceeds     apply in certain situations.
from it may vary by
jurisdiction and       We do not know whether the current treatment of life
according to the       insurance policies under current federal income tax or
circumstances of       estate or gift tax laws will continue. We also do not
each owner or          know whether the current interpretations of the laws by
beneficiary.           the IRS or the courts will remain the same. Future
                       legislation may adversely change the tax treatment of
Speak to a             life insurance policies, other tax consequences
qualified tax          described in this discussion or tax consequences that
adviser for            relate directly or indirectly to life insurance
complete               policies.
information about
federal, state and     We do not make any guarantees about the tax status of
local taxes that       your policy, and you should not consider the discussion
may apply to you.      that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main tax advantages are:

In order to qualify
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life
insurance.             . You'll generally not be taxed on your policy's
                         accumulated value unless you receive a cash
Death benefits may       distribution when the policy matures, or by making a
be excluded from         withdrawal, surrendering your policy, or in some
income under             instances, taking a loan from your policy.
Section 101(a) of
the tax code.          The tax laws defining life insurance, however, do not
                       cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of      Diversification rules and ownership of the separate
the tax code           account
describes the          Your policy will not qualify for the tax benefit of a
diversification        life insurance contract unless the separate account
rules.                 follows certain rules requiring diversification of
                       investments underlying the policy. In addition, the IRS
For more               requires that the policyholder does not have control
information about      over the underlying assets.
diversification
rules, please see      The Treasury Department has announced that the
Managing the           diversification rules "do not provide guidance
Pacific Select Fund    concerning the circumstances in which it will treat an
in the accompanying    investor, rather than the insurance company, as the
Pacific Select Fund    owner of the assets in a separate account." The IRS
prospectus.            treats a variable policy owner as the owner of separate
                       account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate.
                       Although the Treasury Department announced it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section
1035(a) of the tax     If you exchange your policy for another one that
code.                  insures the same person, it generally will be treated
                       as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences
                       . corporate ownership of a policy may affect your
                         exposure to the alternative minimum tax and the
Section 59A of the       environmental tax.
tax code deals with
the environmental
tax.

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed
as conventional        Surrendering your policy or policy maturity
life insurance
policies.              When you surrender, or cash in, your policy, or your
                       policy matures, you'll generally be taxed on the
                       difference, if any, between the cash surrender value
The cost basis in      and the cost basis in your policy.
your policy is
generally the          Making a withdrawal
premiums you've        If you make a withdrawal after your policy has been in
paid plus any          force for 15 years, you'll only be taxed on the amount
taxable                you withdraw that exceeds the cost basis in the policy.
distributions less
any withdrawals or     Special rules apply if you make a withdrawal within the
premiums previously    first 15 policy years and it's accompanied by a
recovered that were    reduction in benefits. In this case, there is a special
not taxable.           formula under which you may be taxed on all or a
                       portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered, matures or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies
                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender or maturity of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES


                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Exec II -
                        NY policy may or may not be a modified endowment
                       contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy or policy maturity
                       If you surrender your policy or it matures, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan
                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. You should consult your tax adviser.

                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
                      ---------------------------------------------------------

                       Accelerated living benefits rider
Policy riders          Amounts received under this rider should be generally
                       excluded from taxable income under Section 101(g) of
Please see the         the tax code.
discussion of
optional riders in     Benefits under the rider will be taxed, however, if
The death benefit.     they are paid to someone other than a person insured by
                       the policy, and the person insured by the policy:
Please consult with
your tax adviser if    . is a director, officer or employee of the person
you want to              receiving the benefit, or
exercise your          . has a financial interest in a business of the person
rights under this        receiving the benefit.
rider.

                       In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PL&A

                       Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 1999, we had total assets of $403.3 million.

                       PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How we're organized    PL&A was incorporated in 1982 under the name of Pacific
                       Financial Life Insurance Company. We merged with
                       Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

                      ---------------------------------------------------------
How policies are
administered           Pacific Life Insurance Company administers the policies
                       sold under this prospectus. At the end of 1999, Pacific
                       Life had over $101 billion of individual life insurance and total admitted assets of approximately $48.2 billion. It is ranked the 16th largest life insurance carrier in the U.S. in terms of 1999 admitted assets.

                       The Pacific Life family of companies has total assets under management of $315 billion. Pacific Life's principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

                      ---------------------------------------------------------
How policies are
distributed            Pacific Select Distributors, Inc. (PSD), our affiliate,
                       is the distributor of our policies. PSD is located at 700 Newport Center Drive, Newport Beach, California
                       92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

                       Commissions are based on "target" premiums we
A target premium is    determine. The commission we pay will vary with the
a hypothetical         agreement, but the most common schedule of commissions
premium that is        we pay is:
used only to
calculate
commissions. It        . 55% of premiums paid up to the first target premium
varies with the          in the first policy year
death benefit          . 4% of premiums paid up to the first target premium
option you choose,       after the first policy year
the age of the         . 4% of the premiums paid under targets 2-10
person insured by      . 2% of premiums paid in excess of the 10th target
the policy on the        premium.
policy date, and
the gender (unless
unisex rates are
required) and risk
class of the person
insured by the
policy.

ABOUT PL&A

                       We may pay broker-dealers an annual renewal commission
                       of up to 0.20% of a policy's accumulated value less any
                       outstanding loan amount. We calculate the renewal
A policy's target      amount monthly and it becomes payable on each policy
premium will be        anniversary.
less than the
policy's guideline     We may also pay override payments, expense and
level premiums.        marketing allowances, bonuses, wholesaler fees and
                       training allowances.

                       Registered representatives who meet certain sales levels can qualify for sales incentives programs we sponsor. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise. They can choose to receive their compensation on a deferred basis.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                       Separate account

                       Amounts allocated to the variable investment options
You'll find the        are held in our separate account. The assets in this
audited                account are kept separate from the assets in our
consolidated           general account and our other separate accounts, and
financial              are protected from our general creditors.
statements for PL&A
later in this          The separate account was established on September 24,
section of the         1998 under Arizona law under the authority of our Board
prospectus. We         of Directors. It's registered with the SEC as a type of
include these          investment company called a unit investment trust. The
financial              SEC does not oversee the administration or investment
statements to show     practices or policies of the account.
our strength as a
company and our        The separate account is divided into variable accounts.
ability to meet our    Each variable account invests in shares of a designated
obligations under      portfolio of the Pacific Select Fund. We may add
the policies.          variable accounts that invest in other portfolios of
                       the fund or in other securities.
The separate
account is not the     We're the legal owner of the assets in the separate
only investor in       account, and pay its operating expenses. The separate
the Pacific Select     account is operated only for our variable life
Fund. Investment in    insurance policies. We must keep enough money in the
the fund by other      account to pay anticipated obligations under the
separate accounts      insurance policies funded by the account, but we can
for variable           transfer any amount that's more than these anticipated
annuity contracts      obligations to our general account. Some of the money
and variable life      in the separate account may include charges we collect
insurance contracts    from the account and any investment results on those
could cause            charges.
conflicts. For more
information, please    We cannot charge the assets in the separate account
see the Statement      attributable to our reserves and other liabilities
of Additional          under the policies funded by the account with any
Information for the    liabilities from our other business.
Pacific Select
Fund.

                       Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

                       Making changes to the separate account
                       We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

                       We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

                       We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

                       . the effective date of the material change, or . the date you receive the notice, whichever is later.

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

ABOUT PL&A

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of Arizona
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings
and legal matters      The separate account is not involved in any legal
                       proceedings that would have a material effect on policy owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert Price & Rhoads.

                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              Pacific Select Exec II - NY, under the Securities Act
                       of 1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D. C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660.

ABOUT PL&A

  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
  William L. Ferris    Director, President and Chief Executive Officer of PL&A; Director of: American
  Director, President  Cancer Society of Orange County; the Health Insurance Association of America; and
  and Chief Executive  former director of California Health Decisions.
  Officer

  Thomas C. Sutton     Director and Chairman of the Board of Pacific Life & Annuity Company; Director,
  Director and         Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company;
  Chairman of the      Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  Board                August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
                       of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of the Board and Former President of Pacific Select Fund; Management Board Member of
                       PIMCO Advisors L.P., December 1997 to present; Former Equity Board Member of PIMCO
                       Advisors L.P.; Former Director of Pacific Corinthian Life Insurance Company;
                       Director of Newhall Land & Farming; The Irvine Company; Edison International; and
                       similar positions with other affiliated companies of Pacific Life Insurance Company.

  David R. Carmichael  Director of PL&A; Senior Vice President and General Counsel of PL&A, July 1998 to
  Director, Senior     present; Director (since August 1997), Senior Vice President and General Counsel of
  Vice President and   Pacific Life Insurance Company; Senior Vice President and General Counsel of Pacific
  General Counsel      LifeCorp, August 1997 to present; Senior Vice President and General Counsel of
                       Pacific Mutual Holding Company, August 1997 to present; Director of: Association of
                       California Life and Health Insurance Companies and Association of Life Insurance
                       Counsel.

  Audrey L. Milfs      Director, Vice President (since February 1999) and Secretary of PL&A; Director
  Director, Vice       (since August 1997), Vice President and Corporate Secretary of Pacific Life
  President and        Insurance Company; Vice President and Corporate Secretary of Pacific LifeCorp,
  Secretary            August 1997 to present; Vice President and Corporate Secretary of Pacific Mutual
                       Holding Company, August 1997 to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life Insurance Company.

  Glenn S. Schafer     Director of PL&A; Director and President of Pacific Life Insurance Company;
  Director             Executive Vice President and Chief Financial Officer of Pacific Life Insurance
                       Company, April 1991 to January 1995; Director and President of Pacific LifeCorp,
                       August 1997 to present; Director and President of Pacific Mutual Holding Company,
                       August 1997 to present; President (since February 1999) and Former Trustee of
                       Pacific Select Fund; Management Board Member of PIMCO Advisors L.P., December 1997
                       to present; Former Equity Board Member of PIMCO Advisors L.P.; Former Director of
                       Pacific Corinthian Life Insurance Company; and similar positions with other affiliated companies of Pacific Life Insurance Company.

  Khanh T. Tran        Senior Vice President (since February 1999) and Chief Financial Officer of PL&A;
  Senior Vice          Director (since August 1997), Senior Vice President and Chief Financial Officer of
  President and Chief  Pacific Life Insurance Company, June 1996 to present; Vice President and Treasurer
  Financial Officer    of Pacific Life, November 1991 to June 1996; Senior Vice President and Chief
                       Financial Officer of Pacific LifeCorp, August 1997 to present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to
                       present; Senior Vice President and Chief Financial Officer of other affiliated companies of Pacific Life Insurance Company.

  Lynn C. Miller       Executive Vice President of PL&A, July 1998 to present; Executive Vice President of
  Executive Vice       Pacific Life Insurance Company.
  President

  Brian D. Klemens     Vice President and Treasurer of PL&A, February 1999 to present; Vice President and
  Vice President and   Treasurer of Pacific Life Insurance Company, December 1998 to present; Assistant
  Treasurer            Vice President, Accounting and Assistant Controller of Pacific Life Insurance
                       Company, April 1994 to December 1998; Vice President and Treasurer of Pacific
                       LifeCorp, June 1999 to present; Vice President and Treasurer of Pacific Mutual
                       Holding Company, June 1999 to present; Vice President and Treasurer of other affiliated companies of Pacific Life Insurance Company.

                      ---------------------------------------------------------
Financial
statements             The next several pages contain the financial
                       statements-statutory basis of PL&A as of December 31, 1999 and 1998 and for the two years ended December 31, 1999, which are included in this prospectus only so you can assess our ability to meet our obligations under the policies.

                      ---------------------------------------------------------
Experts
                       The financial statements-statutory basis for PL&A as of December 31, 1999 and 1998 and for each of the two years in the period ended December 31, 1999 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   INDEPENDENT AUDITORS' REPORT

   Pacific Life & Annuity Company:

   We have audited the accompanying statements of admitted assets, liabilities and capital and surplus- statutory basis of Pacific Life & Annuity Company (the "Company") as of December 31, 1999 and 1998, and the related statements of operations-statutory basis, capital and surplus-statutory basis, and cash flows-statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Arizona which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are presumed to be material.

   In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Pacific Life & Annuity Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Pacific Life & Annuity Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 2000

                        Pacific Life & Annuity Company

                        STATEMENTS OF ADMITTED ASSETS,
              LIABILITIES AND CAPITAL AND SURPLUS-STATUTORY BASIS

                                                                      December 31,
                                                                      1999     1998
-------------------------------------------------------------------------------------
                                                                     (In Thousands)
ADMITTED ASSETS
Bonds                                                               $239,981 $217,096
Preferred stocks                                                       6,536    5,662
Common stocks                                                          7,963   17,372
Mortgage loans                                                        15,409   11,118
Cash and short-term investments                                       73,725   36,922
Other invested assets                                                 29,453   16,460
Premiums due and unpaid                                               19,824   26,186
Other assets                                                          10,421    7,095
-------------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                               $403,312 $337,911
-------------------------------------------------------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy reserves                                                   $102,041 $119,743
  Policy benefits payable                                             50,738   83,792
  Deposit funds                                                        6,300    7,748
  Accrued general expenses                                             9,433   11,640
  Other liabilities                                                   28,561   31,027
  Asset valuation reserve                                              5,291    7,262
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    202,364  261,212
-------------------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares
   authorized; 2.9 million shares issued and outstanding               2,900    2,900
  Paid-in surplus                                                    134,607   37,607
  Unassigned surplus                                                  63,441   36,192
-------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                            200,948   76,699
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                           $403,312 $337,911
-------------------------------------------------------------------------------------

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                        Pacific Life & Annuity Company

                   STATEMENTS OF OPERATIONS-STATUTORY BASIS

                                                                    Years Ended December 31,
                                                                        1999          1998
-----------------------------------------------------------------------------------------------
                                                                         (In Thousands)
REVENUES
Premiums                                                            $    359,936  $    499,481
Net investment income                                                     24,786        23,795
Other income                                                                 246         4,510
-----------------------------------------------------------------------------------------------
TOTAL REVENUES                                                           384,968       527,786
-----------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Current and future policy benefits                                       250,328       404,671
Operating expenses                                                        87,013       114,774
-----------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                              337,341       519,445
-----------------------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                                        47,627         8,341
Federal income taxes                                                      16,196         2,237
-----------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                                  31,431         6,104
Net realized capital losses                                                 (405)       (1,014)
-----------------------------------------------------------------------------------------------
NET INCOME                                                          $     31,026  $      5,090
-----------------------------------------------------------------------------------------------

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                        Pacific Life & Annuity Company

               STATEMENTS OF CAPITAL AND SURPLUS-STATUTORY BASIS

                            Common Stock
                            ------------- Paid-in  Unassigned
                            Shares Amount Surplus   Surplus    Total
-----------------------------------------------------------------------
                                          (In Thousands)
BALANCES,
 JANUARY 1, 1998            2,900  $2,900 $ 37,607  $31,153   $ 71,660
Net income                                            5,090      5,090
Other surplus transactions                              (51)       (51)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998          2,900   2,900   37,607   36,192     76,699
Net income                                           31,026     31,026
Capital contribution                        97,000              97,000
Other surplus transactions                           (3,777)    (3,777)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1999          2,900  $2,900 $134,607  $63,441   $200,948
-----------------------------------------------------------------------

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                        Pacific Life & Annuity Company

                   STATEMENTS OF CASH FLOWS-STATUTORY BASIS

                                                    Years Ended December 31,
                                                        1999          1998
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums                                          $    366,624  $    500,017
  Net investment income                                   22,917        22,048
Payments
  Policy benefit payments                               (301,317)     (408,288)
  Operating expenses                                     (92,375)     (117,981)
  Federal income taxes                                    (4,268)       (4,062)
  Other, net                                              (6,263)       (3,018)
-------------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                 (14,682)      (11,284)
-------------------------------------------------------------------------------

CASH FROM INVESTMENTS
Proceeds
  Bonds                                                   84,064        72,754
  Stocks                                                   5,918         3,736
  Mortgage loans                                           7,017         3,274
  Other                                                    4,210         8,180
Payments for the purchase of
  Bonds                                                 (108,883)      (63,816)
  Stocks                                                  (3,550)       (7,608)
  Mortgage loans                                         (11,000)
  Other                                                  (17,407)       (8,440)
Net tax on capital (gains) losses                         (2,561)          685
-------------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                                (42,192)        8,765
-------------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                      97,000
Other, net                                                (3,323)        6,256
-------------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES         93,677         6,256
-------------------------------------------------------------------------------

Net change in cash and short-term investments             36,803         3,737
Cash and short-term investments, beginning of year        36,922        33,185
-------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $     73,725  $     36,922
-------------------------------------------------------------------------------

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                        Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS

   Pacific Life & Annuity Company ("PL&A"), formerly PM Group Life Insurance Company ("PM Group"), is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). PL&A offers group health, dental and life products to three principal market segments in the United States. Its Group Employee Benefits Operation serves labor-management groups and unions with 300 or more participants and other employer groups with 50 or more employees. The Multiple Employer Trust unit insures smaller employer groups with less than 50 lives per group. The Pacific Risk Management Services unit offers stop loss products through Pacific Life and companion group life insurance through PL&A to self-funded plan sponsors. Through December 31, 1998, all group life and health business sold by Pacific Life, including stop loss business, was assumed by PL&A through a reinsurance and service agreement. This agreement was terminated on January 1, 1999 (Note
   5).

   During the first quarter of 1999, PL&A received approval from the Insurance Department of the State of Arizona to change its name from PM Group Life Insurance Company to Pacific Life & Annuity Company and to amend its certificate of authority to allow the sale of variable annuities and variable life insurance. During the second quarter of 1999, PL&A received approval from the State of New York Insurance Department to transact business in the State of New York. In conjunction with this approval, Pacific Life contributed $97.0 million of additional paid-in surplus to PL&A. Certain product approvals are still pending.

   BASIS OF PRESENTATION

   These financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Accounting practices prescribed or permitted by the Insurance Department of the State of Arizona differ in certain respects, which in some cases are materially different from GAAP. GAAP stockholder's equity as of December 31, 1999 and 1998 was $221.9 million and $104.1 million, respectively, compared to statutory capital and surplus as included herein of $200.9 million and $76.7 million, respectively. GAAP net income for the years ended December 31, 1999 and 1998 was $30.0 million and $5.8 million, respectively, compared to statutory net income included herein of $31.0 million and $5.1 million, respectively. The significant differences are noted below:

    An interest maintenance reserve ("IMR") is established to capture realized investment gains and losses, net of tax, on the sale of fixed income investments resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold under statutory accounting practices; no such reserve is required under GAAP.

    An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non interest related investment losses, and changes in the AVR are charged or credited directly to surplus under statutory accounting practices; no such reserve is required under GAAP.

    Investments in bonds and preferred stocks are generally carried at amortized cost under statutory accounting practices; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at estimated fair value.

    Certain assets, principally deferred income taxes and furniture and equipment, are designated as non admitted and excluded from assets by a direct charge to surplus under statutory accounting practices; under GAAP, such assets are carried on the statement of financial condition with appropriate valuation allowances.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of Arizona will require adoption of Codification for the preparation of statutory financial statements. PL&A has not finalized the quantification of the effects of Codification on its statutory financial statements.

   PL&A's significant statutory accounting practices are described below.

   INVESTMENTS

   Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. The cost of bonds, and preferred and common stocks is adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans are stated at unpaid principal balances.

   Short-term investments are carried at amortized cost which approximates estimated fair value. Short-term investments generally consist of bonds, commercial paper and money market instruments whose maturities at the time of acquisition were one year or less.

   Other invested assets, which consist principally of joint venture and partnership interests, are primarily accounted for using the equity method.

   The AVR is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions to, or deductions from, surplus. The IMR results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR of $1.2 million and $1.4 million as of December 31, 1999 and 1998, respectively, is included in other liabilities on the accompanying statements of admitted assets, liabilities and capital and surplus - statutory basis.

   Net realized capital gains and losses are determined on the specific identification method and are presented net of Federal capital gains tax and transfers to the IMR.

   Derivatives that qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Derivatives that do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

   POLICY RESERVES AND DEPOSIT FUNDS

   Medical expense claim reserves are based on PL&A's actual loss experience. Life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

   The liability for deposit funds is based primarily on the policyholders' equity in their deposit accounts, including credited interest.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   REVENUES AND EXPENSES

   Premiums are recognized as revenue over the premium paying period. Investment income is recorded as earned.

   Expenses, including policy acquisition costs, and Federal income taxes are charged to operations as incurred.

   FEDERAL INCOME TAXES

   PL&A's operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A's ultimate parent. PL&A is allocated an income tax expense based on the effect of including its operations in the consolidated return. Deferred taxes are provided for as permitted by the Insurance Department of the State of Arizona. The net deferred tax asset is non admitted. This practice has no effect on total surplus.

   OTHER SURPLUS TRANSACTIONS

   Other surplus transactions primarily consist of unrealized capital gains and losses, changes in non admitted assets and change in the AVR.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 2 and 3 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, PL&A exceeded the minimum risk-based capital requirements.

   BUSINESS RISKS

   PL&A operates in a business environment which is subject to various risks and uncertainties. PL&A's group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of debt and equity securities are shown below. Debt securities include bonds, redeemable preferred stocks and short-term investments. Equity securities include perpetual preferred stocks and common stocks. Short-term investments amounted to $75.8 million and $38.0 million as of December 31, 1999 and 1998, respectively. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                        Gross Unrealized
                                              Amortized ---------------- Estimated
                                                Cost     Gains   Losses  Fair Value
                                              -------------------------------------
                                                         (In Thousands)
    December 31, 1999:
    ------------------
    U.S. Treasury securities and obligations
     of U.S. government authorities and
     agencies                                 $  6,029  $      7 $    22  $  6,014
    Obligations of states, political
     subdivisions                                8,290       141      40     8,391
    Foreign governments                          1,000        37             1,037
    Corporate securities                       231,786     1,241   2,624   230,403
    Mortgage-backed and asset-backed
     securities                                 68,657        28   1,602    67,083
    Redeemable preferred stock                   6,111        22       6     6,127
                                              ------------------------------------
    Total debt securities                     $321,873  $  1,476 $ 4,294  $319,055
                                              ------------------------------------
    Equity securities                         $  5,999  $  3,843 $ 1,454  $  8,388
                                              ------------------------------------
    December 31, 1998:
    ------------------
    U.S. Treasury securities and obligations
     of U.S. government authorities and
     agencies                                 $  6,145  $    114 $     3  $  6,256
    Obligations of states, political
     subdivisions                                7,409       345       1     7,753
    Foreign governments                          1,000                15       985
    Corporate securities                       157,844     3,189     952   160,081
    Mortgage-backed and asset-backed
     securities                                 82,730     1,462     225    83,967
    Redeemable preferred stock                   4,862       165       6     5,021
                                              ------------------------------------
    Total debt securities                     $259,990  $  5,275 $ 1,202  $264,063
                                              ------------------------------------
    Equity securities                         $  8,061  $ 10,633 $   522  $ 18,172
                                              ------------------------------------

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES (Continued)

   The amortized cost and estimated fair value of debt securities as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized Estimated
                                                     Cost    Fair Value
                                                   --------------------
                                                      (In Thousands)
      Due in one year or less                      $ 74,634   $ 74,685
      Due after one year through five years         144,158    142,918
      Due after five years through ten years         25,212     25,304
      Due after ten years                             9,212      9,065
                                                   --------------------
                                                    253,216    251,972
      Mortgage-backed and asset-backed securities    68,657     67,083
                                                   --------------------
      Total                                        $321,873   $319,055
                                                   --------------------

   Proceeds from sales of investments in debt securities were $23.3 million and $35.8 million for the years ended December 31, 1999 and 1998, respectively. Gross gains of $0.1 million and $3.0 million and gross losses of $0.9 and $0 were realized on those sales for the years ended December 31, 1999 and 1998, respectively.

3. FINANCIAL INSTRUMENTS

   The estimated fair values of PL&A's financial instruments, including debt and equity securities (Note 2), are as follows:

                            December 31, 1999    December 31, 1998
                            -----------------    -------------------
                           Statement Estimated  Statement Estimated
                             Value   Fair Value   Value   Fair Value
                           -----------------------------------------
                                        (In Thousands)
      Assets:
        Debt securities     $321,873   $319,055  $259,990   $264,063
        Equity securities      8,388      8,388    18,172     18,172
        Mortgage loans        15,409     17,131    11,118     12,396
      Liabilities:
        Deposit funds          6,300      6,300     7,748      7,748

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   DEPOSIT FUNDS

   The estimated fair value of deposit funds with no defined maturities is the amount payable on demand.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   FOREIGN CURRENCY DERIVATIVES

   PL&A enters into foreign exchange forward contracts to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. Foreign currency derivatives expire during the year 2000.

4. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for unpaid claims and claim adjustment expenses, which is included in both policy reserves and policy benefits payable on the accompanying statements of admitted assets, liabilities and capital and surplus - statutory basis, is summarized as follows:

                                             Years Ended
                                             December 31,
                                            1999      1998
                                          ------------------
                                           (In Thousands)
         Balance at January 1             $137,181  $140,288
           Less reinsurance recoverables       119       755
                                          ------------------
         Net balance at January 1          137,062   139,533
                                          ------------------
         Incurred related to:
           Current year                    279,002   412,912
           Prior years                     (33,283)  (18,278)
                                          ------------------
         Total incurred                    245,719   394,634
                                          ------------------
         Paid related to:
           Current year                    213,682   303,532
           Prior years                      77,623    93,573
                                          ------------------
         Total paid                        291,305   397,105
                                          ------------------
         Net balance at December 31         91,476   137,062
           Plus reinsurance recoverables       107       119
                                          ------------------
         Balance at December 31           $ 91,583  $137,181
                                          ------------------

   As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.3 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. This reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

5. RELATED PARTY TRANSACTIONS

   Pacific Life provides services of certain management and other personnel, and other support services to PL&A. Services provided include employee participation in a pension plan and postretirement health care and life insurance plans maintained by Pacific Life. Charges for these services amounted to $11.9 million and $12.1 million for the years ended December 31, 1999 and 1998, respectively, and are included in operating expenses on the accompanying statements of operations - statutory basis.

   PL&A permits certain officers and employees to defer a portion of current cash compensation under a deferred compensation plan maintained by Pacific Life. Interest accrued to this plan amounted to $400,811 and $312,375 for the years ended December 31, 1999 and 1998, respectively.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

5. RELATED PARTY TRANSACTIONS (Continued)

   Under a reinsurance and service agreement, which terminated on January 1, 1999, PL&A assumed substantially all of Pacific Life's group life and health insurance. Premiums of $0.4 million and $99.6 million and benefits of ($0.6) million and $95.1 million were assumed for the years ended December 31, 1999 and 1998, respectively. Amounts payable under this agreement were $1.3 million and $25.0 million as of December 31, 1999 and 1998, respectively. Effective January 1, 1999, PL&A began to provide underwriting and administrative services for this business under an administrative services agreement. Fees earned amounted to $10.2 million for the year ended December 31, 1999 and are included as an offset to operating expenses on the accompanying statements of operations - statutory basis.

6. POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

   PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") sponsored by Pacific Life that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

   Pacific Life and PL&A utilize the accrual method of accounting for the costs of the Plans as prescribed by the Insurance Departments of the States of California and Arizona, respectively. PL&A has elected to amortize the transition obligation, which has been allocated from Pacific Life, of $3.7 million over 20 years. The transition obligation amortization amounted to $183,000 for each of the years ended December 31, 1999 and 1998.

   The postretirement obligation included in other liabilities on the accompanying statements of assets, liabilities and capital and surplus - statutory basis reflects the amortized balance less reductions due to payouts under the plan. The balance as of December 31, 1999 and 1998 is $1.0 million and $1.1 million, respectively.

7. DIVIDEND RESTRICTIONS

   Dividend payments by PL&A to its parent cannot exceed the lesser of 10% of surplus as of the preceding year-end, in regards to policyholders, or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Commissioner of the State of Arizona. No dividends were paid during 1999 and 1998. During 2000, PL&A can pay dividends amounting to approximately $19.8 million without prior approval from the Insurance Commissioner of the State of Arizona. PL&A is not anticipating the payment of any shareholder dividends in 2000.

                        Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

8. COMMITMENTS AND CONTINGENCIES

   PL&A has outstanding commitments to make investments in bonds, mortgage loans and other invested assets as follows (In Thousands):

         Year Ending December 31:
          -----------------------
           2000                                    $17,337
           2001 through 2004                        22,722
           2005 and thereafter                      15,511
                                                   -------
           Total                                   $55,570
                                                   -------

   PL&A leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments are as follows (In Thousands):

         Year Ending December 31:
          -----------------------
           2000                                    $2,010
           2001                                     1,521
           2002                                     1,430
                                                   ------
           Total                                   $4,961
                                                   ------

   PL&A is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

ILLUSTRATIONS

                      ---------------------------------------------------------
If you ask us,         Illustrations 1 through 14, which appear on the
we'll provide you      following pages, illustrate how the death benefit,
with different         accumulated value and net cash surrender value of a
kinds of               hypothetical policy may vary over an extended period of
illustrations:         time, based on certain hypothetical rates of return.

 .Illustrations         These illustrations are based on a hypothetical policy
 similar to the ones   with the following characteristics:
 in this prospectus,
 but based on          . the annual premium is $10,000
 information you       . on the policy date, the person insured by the policy
 give us about the       is a 45-year old male select non-smoker
 age of the person
 to be insured by      The death benefit option, death benefit qualification
 the policy, their     test and the cost of insurance rates vary by
 risk class, the       illustration, as follows:
 face amount, the
 death benefit and     -----------------------------------------------------------------------------------------
 premium payments.                      Face amount Death benefit Qualification test      Cost of insurance rate
                       -----------------------------------------------------------------------------------------
 .Illustrations that
 show the allocation   Illustration 1    $451,948     Option A    Guideline premium             Current
 of premium payments   Illustration 2    $451,948     Option A    Guideline premium             Guaranteed
 to specified          Illustration 3    $181,829     Option B    Guideline premium             Current
 variable accounts.    Illustration 4    $181,829     Option B    Guideline premium             Guaranteed
 These will reflect    Illustration 5    $451,948     Option C    Guideline premium             Current
 the expenses of the   Illustration 6    $451,948     Option C    Guideline premium             Guaranteed
 portfolio of the      Illustration 7    $451,948     Option A    Cash value accumulation       Current
 fund in which the     Illustration 8    $451,948     Option A    Cash value accumulation       Guaranteed
 variable account      Illustration 9    $181,829     Option B    Cash value accumulation       Current
 invests.              Illustration 10   $181,829     Option B    Cash value accumulation       Guaranteed
                       Illustration 11   $451,948     Option C    Cash value accumulation       Current
 .Illustrations that    Illustration 12   $451,948     Option C    Cash value accumulation       Guaranteed
 use a hypothetical    Illustration 13   $451,948     Option A    Guideline premium             Current
 gross rate of         Illustration 14   $451,948     Option A    Guideline premium             Guaranteed
 return that's
 greater than 12%.     Assumptions
 These are available   Here are the assumptions we're using:
 only to certain
 large institutional   . The hypothetical rates of return are equal to
 investors.              constant gross annual rates of 0%, 6% and 12%.

                       . All premium payments are made at the beginning of the
                         policy year.

                       . An amount equal to the annual premium, after taxes,
                         is invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus interest at 5%, which shows the amount that would accumulate.

                       . No policy loans have been taken out.

                       . The amounts shown for the death benefits, accumulated
                         values and net cash surrender values reflect charges deducted from the variable accounts. This means that the net investment return on the variable accounts is lower than the gross investment return on the assets.

                       . The amounts shown for the death benefits, accumulated
                         values and net cash surrender values also reflect premium loads, cost of insurance, administrative charges, mortality and expense risk charges, and surrender charges.

The fund's             . Illustrations 1 through 12 assume total annual
investment advisory      advisory fees and expenses of .86% of total average
fees and expenses        daily net assets of the fund. This reflects average
are shown in An          advisory fees of .76% and average expenses of .10%
overview of Pacific      based upon fees and expenses of portfolios available
Select Exec II - NY.     as investment options under the policy.

                       . Illustrations 13 and 14 assume total annual advisory
                         fees and expenses of .68% of total average daily net assets of the fund. This reflects weighted average advisory fees of .62% and weighted average expenses of .06% based upon fees and expenses of portfolios available as investment options under the policy.

                       . There are no charges against the variable accounts
                         for income taxes but we reserve the right to impose charges in the future.

                       Things to keep in mind
                       Here are a few things to keep in mind when reviewing the illustrations:

                       . The values shown would be different if, although the
                         gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual policy years.

                       . After we've deducted the charges and fund expenses
                         described in the assumptions above, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -.86%, 5.09%, and 11.04% for illustrations 1 through 12 and -.68%, 5.28%, and 11.24% for illustrations 13 and 14.

                       . The amounts shown would be different if unisex
                         insurance rates were used or if the people insured by the policy were females and insurance rates for females were used.

                       . For the illustrations that assume current cost of
                         insurance rates, the amounts shown would be different if either person insured by the policy was a smoker and rates for smokers were used.

                       . The fund expenses used in the illustrations do not
                         include foreign taxes. Here's what foreign taxes were for the year ended December 31, 1999:

                       -----------------------------------------------------
                                                       Percentage of average
                       Portfolio                       daily net assets
                       -----------------------------------------------------
                       Emerging Markets                0.17%
                       Equity Income                   0.01%
                       Growth LT                       0.01%
                       Equity Index                    0.01%
                       International Value             0.17%
                       Large-Cap Value                 0.03%
                       -----------------------------------------------------

ILLUSTRATIONS

                       ------------------------------------------------------------------
                       Illustration 1
                       Death benefit Option A and guideline premium test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the
                       portfolios

                       DEATH BENEFIT OPTION:A
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums         End of year DEATH BENEFIT assuming
life                   End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year            5%               0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1             $10,500        $451,948     $451,948       $451,948
surrender values.       2             $21,525        $451,948     $451,948       $451,948
                        3             $33,101        $451,948     $451,948       $451,948
All premium             4             $45,256        $451,948     $451,948       $451,948
payments are            5             $58,019        $451,948     $451,948       $451,948
illustrated as if       6             $71,420        $451,948     $451,948       $451,948
made at the             7             $85,491        $451,948     $451,948       $451,948
beginning of the        8            $100,266        $451,948     $451,948       $451,948
policy year.            9            $115,779        $451,948     $451,948       $451,948
                       10            $132,068        $451,948     $451,948       $451,948
This illustration      15            $226,575        $451,948     $451,948       $451,948
assumes no policy      20            $347,192        $451,948     $451,948       $632,405
loans or partial       25            $501,134        $451,948     $451,948     $1,076,835
withdrawals have       30            $697,607        $451,948     $554,280     $1,726,117
been made.             35            $948,362        $451,948     $747,115     $2,901,682
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $6,943   $7,423     $7,905   $1,227   $1,708     $2,190
frequencies.            2        $13,704  $15,097    $16,549   $7,989   $9,381    $10,833
                        3        $20,368  $23,115    $26,098  $14,652  $17,399    $20,383
The hypothetical        4        $26,930  $31,505    $36,670  $21,215  $25,789    $30,955
investment rates        5        $33,406  $40,291    $48,379  $27,691  $34,576    $42,663
shown above and         6        $39,796  $49,495    $61,351  $34,770  $44,469    $56,325
elsewhere in this       7        $46,100  $59,138    $75,727  $42,331  $55,369    $71,958
prospectus are          8        $52,320  $69,243    $91,666  $49,807  $66,730    $89,153
illustrative only       9        $58,456  $79,836   $109,341  $57,200  $78,579   $108,085
and should not be      10        $64,510  $90,942   $128,950  $64,510  $90,942   $128,950
interpreted as a       15        $98,212 $161,311   $272,923  $98,212 $161,311   $272,923
representation of      20       $128,525 $251,234   $518,364 $128,525 $251,234   $518,364
past or future         25       $152,730 $366,840   $928,306 $152,730 $366,840   $928,306
investment results.    30       $168,397 $518,018 $1,613,194 $168,397 $518,018 $1,613,194
Actual rates of        35       $172,698 $711,538 $2,763,507 $172,698 $711,538 $2,763,507
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      ---------------------------------------------------------------------
                       Illustration 2
                       Death benefit Option A and guideline premium test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the
                       portfolios

                       DEATH BENEFIT OPTION:A
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       --------------------------------------------------------------------
Flexible premium                Total
variable universal              premiums
life                   End of   paid plus   End of year DEATH BENEFIT assuming
Illustration of        policy   interest at hypothetical gross annual investment return of
death benefits,        year        5%                0%             6%              12%
accumulated values     --------------------------------------------------------------------
and net cash            1         $10,500         $451,948        $451,948         $451,948
surrender values.       2         $21,525         $451,948        $451,948         $451,948
                        3         $33,101         $451,948        $451,948         $451,948
All premium             4         $45,256         $451,948        $451,948         $451,948
payments are            5         $58,019         $451,948        $451,948         $451,948
illustrated as if       6         $71,420         $451,948        $451,948         $451,948
made at the             7         $85,491         $451,948        $451,948         $451,948
beginning of the        8        $100,266         $451,948        $451,948         $451,948
policy year.            9        $115,779         $451,948        $451,948         $451,948
                       10        $132,068         $451,948        $451,948         $451,948
This illustration      15        $226,575         $451,948        $451,948         $451,948
assumes no policy      20        $347,192         $451,948        $451,948         $555,957
loans or partial       25        $501,134         $451,948        $451,948         $938,382
withdrawals have       30        $697,607         $451,948        $451,948       $1,487,442
been made.             35        $948,362               $0*       $507,478       $2,476,911
                       --------------------------------------------------------------------
*Additional payment             End of year                  End of year
will be required to             ACCUMULATED VALUE            NET CASH SURRENDER VALUE
prevent policy         End of   assuming hypothetical gross  assuming hypothetical gross
termination.           policy   annual investment return of  annual investment return of
                       year       0%        6%       12%       0%        6%       12%
The death benefits,    --------------------------------------------------------------------
accumulated values      1        $6,943    $7,423     $7,905  $1,227    $1,708       $2,190
and cash surrender      2       $13,704   $15,097    $16,549  $7,989    $9,381      $10,833
values will differ      3       $20,368   $23,115    $26,098 $14,652   $17,399      $20,383
if premiums are         4       $26,930   $31,505    $36,670 $21,215   $25,789      $30,955
paid in different       5       $33,406   $40,291    $48,379 $27,691   $34,576      $42,663
amounts or              6       $38,640   $48,326    $60,175 $33,614   $43,300      $55,149
frequencies.            7       $43,605   $56,555    $73,076 $39,836   $52,786      $69,306
                        8       $48,282   $64,974    $87,197 $45,769   $62,461      $84,684
The hypothetical        9       $52,641   $73,567   $102,666 $51,385   $72,310     $101,409
investment rates       10       $56,651   $82,319   $119,626 $56,651   $82,319     $119,626
shown above and        15       $75,368  $134,545   $242,627 $75,368  $134,545     $242,627
elsewhere in this      20       $81,583  $194,303   $455,702 $81,583  $194,303     $455,702
prospectus are         25       $66,322  $263,724   $808,950 $66,322  $263,724     $808,950
illustrative only      30       $10,231  $351,817 $1,390,132 $10,231  $351,817   $1,390,132
and should not be      35            $0* $483,313 $2,358,963      $0* $483,313   $2,358,963
interpreted as a       --------------------------------------------------------------------
representation of
past or future
investment results.
Actual rates of
return may be more
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                              75

ILLUSTRATIONS

                      ------------------------------------------------------------------
                       Illustration 3
                       Death benefit Option B and guideline premium test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the
                       portfolios

                       DEATH BENEFIT OPTION:B
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$181,829
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       -----------------------------------------------------------------
Flexible premium                  Total
variable universal                premiums        End of year DEATH BENEFIT assuming
life                   End of     paid plus       hypothetical gross annual investment
Illustration of        policy     interest at     return of
death benefits,        year           5%             0%           6%              12%
accumulated values     -----------------------------------------------------------------
and net cash            1           $10,500       $190,065     $190,587         $191,109
surrender values.       2           $21,525       $198,131     $199,681         $201,295
                        3           $33,101       $206,062     $209,171         $212,533
All premium             4           $45,256       $213,884     $219,094         $224,955
payments are            5           $58,019       $221,597     $229,471         $238,684
illustrated as if       6           $71,420       $229,203     $240,324         $253,860
made at the             7           $85,491       $236,702     $251,674         $270,637
beginning of the        8          $100,266       $244,096     $263,544         $289,184
policy year.            9          $115,779       $251,385     $275,959         $309,690
                       10          $132,068       $258,570     $288,943         $332,363
This illustration      15          $226,575       $295,772     $367,442         $493,358
assumes no policy      20          $347,192       $329,884     $466,197         $762,628
loans or partial       25          $501,134       $359,151     $588,661       $1,211,687
withdrawals have       30          $697,607       $381,755     $739,090       $1,960,828
been made.             35          $948,362       $395,799     $922,790       $3,212,622
                       -----------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $8,236   $8,758     $9,280   $5,937   $6,458     $6,980
frequencies.            2        $16,302  $17,852    $19,466  $14,003  $15,553    $17,166
                        3        $24,233  $27,342    $30,704  $21,934  $25,042    $28,405
The hypothetical        4        $32,055  $37,265    $43,126  $29,755  $34,966    $40,826
investment rates        5        $39,768  $47,642    $56,855  $37,469  $45,343    $54,556
shown above and         6        $47,374  $58,495    $72,031  $45,352  $56,473    $70,009
elsewhere in this       7        $54,873  $69,845    $88,808  $53,357  $68,328    $87,291
prospectus are          8        $62,267  $81,715   $107,355  $61,256  $80,704   $106,344
illustrative only       9        $69,556  $94,130   $127,861  $69,051  $93,624   $127,356
and should not be      10        $76,741 $107,114   $150,534  $76,741 $107,114   $150,534
interpreted as a       15       $113,943 $185,613   $311,529 $113,943 $185,613   $311,529
representation of      20       $148,055 $284,368   $580,799 $148,055 $284,368   $580,799
past or future         25       $177,322 $406,832 $1,029,858 $177,322 $406,832 $1,029,858
investment results.    30       $199,926 $557,261 $1,778,999 $199,926 $557,261 $1,778,999
Actual rates of        35       $213,970 $740,961 $3,030,793 $213,970 $740,961 $3,030,793
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      -----------------------------------------------------------------
                       Illustration 4
                       Death benefit Option B and guideline premium test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:B
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$181,829
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ----------------------------------------------------------------
Flexible premium                 Total
variable universal               premiums        End of year DEATH BENEFIT assuming
life                   End of    paid plus       hypothetical gross annual investment
Illustration of        policy    interest at     return of
death benefits,        year         5%              0%            6%            12%
accumulated values     ----------------------------------------------------------------
and net cash            1         $10,500        $190,065      $190,587        $191,109
surrender values.       2         $21,525        $198,131      $199,681        $201,295
                        3         $33,101        $206,062      $209,171        $212,533
All premium             4         $45,256        $213,884      $219,094        $224,955
payments are            5         $58,019        $221,597      $229,471        $238,684
illustrated as if       6         $71,420        $228,693      $239,797        $253,318
made at the             7         $85,491        $235,596      $250,501        $269,396
beginning of the        8        $100,266        $242,296      $261,586        $287,059
policy year.            9        $115,779        $248,779      $273,054        $306,460
                       10        $132,068        $255,030      $284,905        $327,762
This illustration      15        $226,575        $285,198      $354,044        $476,193
assumes no policy      20        $347,192        $307,862      $435,380        $718,047
loans or partial       25        $501,134        $319,348      $527,707      $1,111,983
withdrawals have       30        $697,607        $314,082      $627,226      $1,754,451
been made.             35        $948,362        $281,654      $723,130      $2,801,411
                       ----------------------------------------------------------------
The death benefits,            End of year                  End of year
accumulated values             ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of  assuming hypothetical gross  assuming hypothetical gross
values will differ     policy  annual investment return of  annual investment return of
if premiums are        year       0%       6%       12%        0%       6%       12%
paid in different      ----------------------------------------------------------------
amounts or              1       $8,236   $8,758     $9,280   $5,937   $6,458     $6,980
frequencies.            2      $16,302  $17,852    $19,466  $14,003  $15,553    $17,166
                        3      $24,233  $27,342    $30,704  $21,934  $25,042    $28,405
The hypothetical        4      $32,055  $37,265    $43,126  $29,755  $34,966    $40,826
investment rates        5      $39,768  $47,642    $56,855  $37,469  $45,343    $54,556
shown above and         6      $46,864  $57,968    $71,489  $44,842  $55,946    $69,467
elsewhere in this       7      $53,767  $68,672    $87,567  $52,250  $67,155    $86,050
prospectus are          8      $60,467  $79,757   $105,230  $59,456  $78,746   $104,219
illustrative only       9      $66,950  $91,225   $124,631  $66,445  $90,720   $124,125
and should not be      10      $73,201 $103,076   $145,933  $73,201 $103,076   $145,933
interpreted as a       15     $103,369 $172,215   $294,364 $103,369 $172,215   $294,364
representation of      20     $126,033 $253,551   $536,218 $126,033 $253,551   $536,218
past or future         25     $137,519 $345,878   $930,154 $137,519 $345,878   $930,154
investment results.    30     $132,253 $445,397 $1,572,622 $132,253 $445,397 $1,572,622
Actual rates of        35      $99,825 $541,301 $2,619,582  $99,825 $541,301 $2,619,582
return may be more     ----------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                                       77

ILLUSTRATIONS

                      -------------------------------------------------------------------
                       Illustration 5
                       Death benefit Option C and guideline premium test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:C
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                Total
variable universal              premiums          End of year DEATH BENEFIT assuming
life                   End of   paid plus         hypothetical gross annual investment
Illustration of        policy   interest at       return of
death benefits,        year         5%                0%            6%             12%
accumulated values     ------------------------------------------------------------------
and net cash            1         $10,500        $461,948       $461,948         $461,948
surrender values.       2         $21,525        $471,948       $471,948         $471,948
                        3         $33,101        $481,948       $481,948         $481,948
All premium             4         $45,256        $491,948       $491,948         $491,948
payments are            5         $58,019        $501,948       $501,948         $501,948
illustrated as if       6         $71,420        $511,948       $511,948         $511,948
made at the             7         $85,491        $521,948       $521,948         $521,948
beginning of the        8        $100,266        $531,948       $531,948         $531,948
policy year.            9        $115,779        $541,948       $541,948         $541,948
                       10        $132,068        $551,948       $551,948         $551,948
This illustration      15        $226,575        $601,948       $601,948         $601,948
assumes no policy      20        $347,192        $651,948       $651,948         $651,948
loans or partial       25        $501,134        $701,948       $701,948       $1,034,732
withdrawals have       30        $697,607        $751,948       $751,948       $1,661,270
been made.             35        $948,362        $801,948       $801,948       $2,795,163
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $6,909   $7,389     $7,869   $1,194   $1,673     $2,154
frequencies.            2        $13,599  $14,986    $16,432   $7,883   $9,270    $10,717
                        3        $20,154  $22,886    $25,853  $14,439  $17,171    $20,137
The hypothetical        4        $26,570  $31,111    $36,240  $20,855  $25,396    $30,524
investment rates        5        $32,860  $39,682    $47,699  $27,144  $33,966    $41,983
shown above and         6        $39,021  $48,614    $60,348  $33,996  $43,589    $55,322
elsewhere in this       7        $45,055  $57,927    $74,319  $41,286  $54,157    $70,550
prospectus are          8        $50,961  $67,636    $89,758  $48,448  $65,123    $87,245
illustrative only       9        $56,737  $77,763   $106,827  $55,480  $76,507   $105,571
and should not be      10        $62,383  $88,327   $125,708  $62,383  $88,327   $125,708
interpreted as a       15        $93,223 $154,546   $263,498  $93,223 $154,546   $263,498
representation of      20       $118,088 $235,997   $496,819 $118,088 $235,997   $496,819
past or future         25       $130,788 $333,250   $892,010 $130,788 $333,250   $892,010
investment results.    30       $122,912 $449,247 $1,552,588 $122,912 $449,247 $1,552,588
Actual rates of        35        $81,549 $592,239 $2,662,060  $81,549 $592,239 $2,662,060
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      ----------------------------------------------------------------------
                       Illustration 6
                       Death benefit Option C and guideline premium test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the
                       portfolios

                       DEATH BENEFIT OPTION:C
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ---------------------------------------------------------------------
Flexible premium                     Total
variable universal                   premiums        End of year DEATH BENEFIT assuming
life                   End of        paid plus       hypothetical gross annual investment
Illustration of        policy        interest at     return of
death benefits,        year             5%              0%             6%             12%
accumulated values     ---------------------------------------------------------------------
and net cash            1             $10,500        $461,948       $461,948        $461,948
surrender values.       2             $21,525        $471,948       $471,948        $471,948
                        3             $33,101        $481,948       $481,948        $481,948
All premium             4             $45,256        $491,948       $491,948        $491,948
payments are            5             $58,019        $501,948       $501,948        $501,948
illustrated as if       6             $71,420        $511,948       $511,948        $511,948
made at the             7             $85,491        $521,948       $521,948        $521,948
beginning of the        8            $100,266        $531,948       $531,948        $531,948
policy year.            9            $115,779        $541,948       $541,948        $541,948
                       10            $132,068        $551,948       $551,948        $551,948
This illustration      15            $226,575        $601,948       $601,948        $601,948
assumes no policy      20            $347,192        $651,948       $651,948        $651,948
loans or partial       25            $501,134              $0*      $701,948        $809,556
withdrawals have       30            $697,607              $0*      $751,948      $1,292,414
been made.             35            $948,362              $0*           $0*      $2,160,772
                       ---------------------------------------------------------------------
*Additional payment             End of year                   End of year
will be required to             ACCUMULATED VALUE             NET CASH SURRENDER VALUE
prevent policy         End of   assuming hypothetical gross   assuming hypothetical gross
termination.           policy   annual investment return of   annual investment return of
                       year        0%        6%        12%       0%        6%         12%
The death benefits,    ---------------------------------------------------------------------
accumulated values      1        $6,909    $7,389      $7,869   $1,194    $1,673      $2,154
and cash surrender      2       $13,599   $14,986     $16,432   $7,883    $9,270     $10,717
values will differ      3       $20,154   $22,886     $25,853  $14,439   $17,171     $20,137
if premiums are         4       $26,570   $31,111     $36,240  $20,855   $25,396     $30,524
paid in different       5       $32,860   $39,682     $47,699  $27,144   $33,966     $41,983
amounts or              6       $37,695   $47,268     $58,990  $32,669   $42,243     $53,964
frequencies.            7       $42,155   $54,914     $71,212  $38,386   $51,145     $67,443
                        8       $46,202   $62,584     $84,443  $43,689   $60,072     $81,930
The hypothetical        9       $49,785   $70,234     $98,758  $48,528   $68,978     $97,501
investment rates       10       $52,846   $77,809    $114,244  $52,846   $77,809    $114,244
shown above and        15       $63,124  $118,839    $222,057  $63,124  $118,839    $222,057
elsewhere in this      20       $50,467  $151,294    $396,072  $50,467  $151,294    $396,072
prospectus are         25            $0* $156,001    $697,893       $0* $156,001    $697,893
illustrative only      30            $0*  $87,384  $1,207,864       $0*  $87,384  $1,207,864
and should not be      35            $0*       $0* $2,057,878       $0*       $0* $2,057,878
interpreted as a       ---------------------------------------------------------------------
representation of
past or future
investment results.
Actual rates of
return may be more
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                              79

ILLUSTRATIONS

                      -------------------------------------------------------------------
                       Illustration 7
                       Death benefit Option A and cash value accumulation test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:A
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                     Total
variable universal                   premiums        End of year DEATH BENEFIT assuming
life                   End of        paid plus       hypothetical gross annual investment
Illustration of        policy        interest at     return of
death benefits,        year             5%              0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1              $10,500       $451,948     $451,948       $451,948
surrender values.       2              $21,525       $451,948     $451,948       $451,948
                        3              $33,101       $451,948     $451,948       $451,948
All premium             4              $45,256       $451,948     $451,948       $451,948
payments are            5              $58,019       $451,948     $451,948       $451,948
illustrated as if       6              $71,420       $451,948     $451,948       $451,948
made at the             7              $85,491       $451,948     $451,948       $451,948
beginning of the        8             $100,266       $451,948     $451,948       $451,948
policy year.            9             $115,779       $451,948     $451,948       $451,948
                       10             $132,068       $451,948     $451,948       $451,948
This illustration      15             $226,575       $451,948     $451,948       $553,729
assumes no policy      20             $347,192       $451,948     $451,948       $912,833
loans or partial       25             $501,134       $451,948     $582,349     $1,429,848
withdrawals have       30             $697,607       $451,948     $724,051     $2,186,661
been made.             35             $948,362       $451,948     $885,537     $3,328,094
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $6,943   $7,423     $7,905   $1,227   $1,708     $2,190
frequencies.            2        $13,704  $15,097    $16,549   $7,989   $9,381    $10,833
                        3        $20,368  $23,115    $26,098  $14,652  $17,399    $20,383
The hypothetical        4        $26,930  $31,505    $36,670  $21,215  $25,789    $30,955
investment rates        5        $33,406  $40,291    $48,379  $27,691  $34,576    $42,663
shown above and         6        $39,796  $49,495    $61,351  $34,770  $44,469    $56,325
elsewhere in this       7        $46,100  $59,138    $75,727  $42,331  $55,369    $71,958
prospectus are          8        $52,320  $69,243    $91,666  $49,807  $66,730    $89,153
illustrative only       9        $58,456  $79,836   $109,341  $57,200  $78,579   $108,085
and should not be      10        $64,510  $90,942   $128,950  $64,510  $90,942   $128,950
interpreted as a       15        $98,212 $161,311   $272,463  $98,212 $161,311   $272,463
representation of      20       $128,526 $251,234   $508,972 $128,526 $251,234   $508,972
past or future         25       $152,730 $363,014   $891,312 $152,730 $363,014   $891,312
investment results.    30       $168,397 $497,860 $1,503,556 $168,397 $497,860 $1,503,556
Actual rates of        35       $172,698 $659,514 $2,478,634 $172,698 $659,514 $2,478,634
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      -------------------------------------------------------------------
                       Illustration 8
                       Death benefit Option A and cash value accumulation test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:A
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                   Total
variable universal                 premiums          End of year DEATH BENEFIT assuming
life                   End of      paid plus         hypothetical gross annual investment
Illustration of        policy      interest at       return of
death benefits,        year           5%                0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1           $10,500          $451,948     $451,948       $451,948
surrender values.       2           $21,525          $451,948     $451,948       $451,948
                        3           $33,101          $451,948     $451,948       $451,948
All premium             4           $45,256          $451,948     $451,948       $451,948
payments are            5           $58,019          $451,948     $451,948       $451,948
illustrated as if       6           $71,420          $451,948     $451,948       $451,948
made at the             7           $85,491          $451,948     $451,948       $451,948
beginning of the        8          $100,266          $451,948     $451,948       $451,948
policy year.            9          $115,779          $451,948     $451,948       $451,948
                       10          $132,068          $451,948     $451,948       $451,948
This illustration      15          $226,575          $451,948     $451,948       $492,533
assumes no policy      20          $347,192          $451,948     $451,948       $779,502
loans or partial       25          $501,134          $451,948     $451,948     $1,153,633
withdrawals have       30          $697,607          $451,948     $503,427     $1,640,539
been made.             35          $948,362                $0*    $575,634     $2,268,310
                       ------------------------------------------------------------------
*Additional payment             End of year                  End of year
will be required to             ACCUMULATED VALUE            NET CASH SURRENDER VALUE
prevent policy         End of   assuming hypothetical gross  assuming hypothetical gross
termination.           policy   annual investment return of  annual investment return of
                       year       0%        6%       12%       0%        6%       12%
The death benefits,    ------------------------------------------------------------------
accumulated values      1        $6,943    $7,423     $7,905  $1,227    $1,708     $2,190
and cash surrender      2       $13,704   $15,097    $16,549  $7,989    $9,381    $10,833
values will differ      3       $20,368   $23,115    $26,098 $14,652   $17,399    $20,383
if premiums are         4       $26,930   $31,505    $36,670 $21,215   $25,789    $30,955
paid in different       5       $33,406   $40,291    $48,379 $27,691   $34,576    $42,663
amounts or              6       $38,640   $48,326    $60,175 $33,614   $43,300    $55,149
frequencies.            7       $43,605   $56,555    $73,076 $39,836   $52,786    $69,306
                        8       $48,282   $64,974    $87,197 $45,769   $62,461    $84,684
The hypothetical        9       $52,641   $73,567   $102,666 $51,385   $72,310   $101,409
investment rates       10       $56,651   $82,319   $119,626 $56,651   $82,319   $119,626
shown above and        15       $75,368  $134,545   $242,351 $75,368  $134,545   $242,351
elsewhere in this      20       $81,583  $194,303   $434,630 $81,583  $194,303   $434,630
prospectus are         25       $66,322  $263,724   $719,130 $66,322  $263,724   $719,130
illustrative only      30       $10,231  $346,158 $1,128,041 $10,231  $346,158 $1,128,041
and should not be      35            $0* $428,709 $1,689,349      $0* $428,709 $1,689,349
interpreted as a       ------------------------------------------------------------------
representation of
past or future
investment results.
Actual rates of
return may be more
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                              81

ILLUSTRATIONS

                      -------------------------------------------------------------------
                       Illustration 9
                       Death benefit Option B and cash value accumulation test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:B
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$181,829
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums         End of year DEATH BENEFIT assuming
life                   End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year             5%              0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1             $10,500        $190,065     $190,587       $191,109
surrender values.       2             $21,525        $198,131     $199,681       $201,295
                        3             $33,101        $206,062     $209,171       $212,533
All premium             4             $45,256        $213,884     $219,094       $224,955
payments are            5             $58,019        $221,597     $229,471       $238,684
illustrated as if       6             $71,420        $229,203     $240,324       $253,860
made at the             7             $85,491        $236,702     $251,674       $270,637
beginning of the        8            $100,266        $244,096     $263,544       $289,184
policy year.            9            $115,779        $251,385     $275,959       $309,690
                       10            $132,068        $258,570     $288,943       $350,289
This illustration      15            $226,575        $295,772     $377,171       $628,745
assumes no policy      20            $347,192        $329,884     $508,309     $1,021,350
loans or partial       25            $501,134        $359,151     $646,225     $1,587,986
withdrawals have       30            $697,607        $381,755     $795,177     $2,418,558
been made.             35            $948,362        $395,799     $965,697     $3,672,275
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $8,236   $8,758     $9,280   $5,937   $6,458     $6,980
frequencies.            2        $16,302  $17,852    $19,466  $14,003  $15,553    $17,166
                        3        $24,233  $27,342    $30,704  $21,934  $25,042    $28,405
The hypothetical        4        $32,055  $37,265    $43,126  $29,755  $34,966    $40,826
investment rates        5        $39,768  $47,642    $56,855  $37,469  $45,343    $54,556
shown above and         6        $47,374  $58,495    $72,031  $45,352  $56,473    $70,009
elsewhere in this       7        $54,873  $69,845    $88,808  $53,357  $68,328    $87,291
prospectus are          8        $62,267  $81,715   $107,355  $61,256  $80,704   $106,344
illustrative only       9        $69,556  $94,130   $127,861  $69,051  $93,624   $127,356
and should not be      10        $76,741 $107,114   $150,498  $76,741 $107,114   $150,498
interpreted as a       15       $113,943 $185,587   $309,374 $113,943 $185,587   $309,374
representation of      20       $148,055 $283,420   $569,478 $148,055 $283,420   $569,478
past or future         25       $177,322 $402,832   $989,889 $177,322 $402,832   $989,889
investment results.    30       $199,926 $546,767 $1,663,009 $199,926 $546,767 $1,663,009
Actual rates of        35       $213,970 $719,213 $2,734,967 $213,970 $719,213 $2,734,967
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      -------------------------------------------------------------------
                       Illustration 10
                       Death benefit Option B and cash value accumulation test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios

                       DEATH BENEFIT OPTION:B
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$181,829
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums         End of year DEATH BENEFIT assuming
life                   End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year            5%               0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1            $10,500         $190,065     $190,587       $191,109
surrender values.       2            $21,525         $198,131     $199,681       $201,295
                        3            $33,101         $206,062     $209,171       $212,533
All premium             4            $45,256         $213,884     $219,094       $224,955
payments are            5            $58,019         $221,597     $229,471       $238,684
illustrated as if       6            $71,420         $228,693     $239,797       $253,318
made at the             7            $85,491         $235,596     $250,501       $269,396
beginning of the        8           $100,266         $242,296     $261,586       $287,059
policy year.            9           $115,779         $248,779     $273,054       $306,460
                       10           $132,068         $255,030     $284,905       $339,576
This illustration      15           $226,575         $285,198     $354,044       $587,863
assumes no policy      20           $347,192         $307,862     $453,076       $909,547
loans or partial       25           $501,134         $319,348     $547,290     $1,330,222
withdrawals have       30           $697,607         $314,082     $632,008     $1,878,636
been made.             35           $948,362         $281,654     $707,330     $2,586,315
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $8,236   $8,758     $9,280   $5,937   $6,458     $6,980
frequencies.            2        $16,302  $17,852    $19,466  $14,003  $15,553    $17,166
                        3        $24,233  $27,342    $30,704  $21,934  $25,042    $28,405
The hypothetical        4        $32,055  $37,265    $43,126  $29,755  $34,966    $40,826
investment rates        5        $39,768  $47,642    $56,855  $37,469  $45,343    $54,556
shown above and         6        $46,864  $57,968    $71,489  $44,842  $55,946    $69,467
elsewhere in this       7        $53,767  $68,672    $87,567  $52,250  $67,155    $86,050
prospectus are          8        $60,467  $79,757   $105,230  $59,456  $78,746   $104,220
illustrative only       9        $66,950  $91,225   $124,631  $66,445  $90,720   $124,125
and should not be      10        $73,201 $103,076   $145,895  $73,201 $103,076   $145,895
interpreted as a       15       $103,369 $172,215   $289,258 $103,369 $172,215   $289,258
representation of      20       $126,033 $252,624   $507,140 $126,033 $252,624   $507,140
past or future         25       $137,519 $341,160   $829,209 $137,519 $341,160   $829,209
investment results.    30       $132,253 $434,571 $1,291,757 $132,253 $434,571 $1,291,757
Actual rates of        35        $99,825 $525,501 $1,926,186  $99,825 $525,501 $1,926,186
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                              83

ILLUSTRATIONS

                      -------------------------------------------------------------------
                       Illustration 11
                       Death benefit Option C and cash value accumulation test at current cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:C
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums         End of year DEATH BENEFIT assuming
life                   End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year            5%               0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1            $10,500         $461,948     $461,948       $461,948
surrender values.       2            $21,525         $471,948     $471,948       $471,948
                        3            $33,101         $481,948     $481,948       $481,948
All premium             4            $45,256         $491,948     $491,948       $491,948
payments are            5            $58,019         $501,948     $501,948       $501,948
illustrated as if       6            $71,420         $511,948     $511,948       $511,948
made at the             7            $85,491         $521,948     $521,948       $521,948
beginning of the        8           $100,266         $531,948     $531,948       $531,948
policy year.            9           $115,779         $541,948     $541,948       $541,948
                       10           $132,068         $551,948     $551,948       $551,948
This illustration      15           $226,575         $601,948     $601,948       $601,948
assumes no policy      20           $347,192         $651,948     $651,948       $885,726
loans or partial       25           $501,134         $701,948     $701,948     $1,390,346
withdrawals have       30           $697,607         $751,948     $751,948     $2,128,733
been made.             35           $948,362         $801,948     $801,948     $3,242,119
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $6,909   $7,389     $7,869   $1,194   $1,673     $2,154
frequencies.            2        $13,599  $14,986    $16,432   $7,883   $9,270    $10,717
                        3        $20,154  $22,886    $25,853  $14,439  $17,171    $20,137
The hypothetical        4        $26,570  $31,111    $36,240  $20,855  $25,396    $30,524
investment rates        5        $32,860  $39,682    $47,699  $27,144  $33,966    $41,983
shown above and         6        $39,021  $48,614    $60,348  $33,996  $43,589    $55,322
elsewhere in this       7        $45,055  $57,927    $74,319  $41,286  $54,157    $70,550
prospectus are          8        $50,961  $67,636    $89,758  $48,448  $65,123    $87,245
illustrative only       9        $56,737  $77,763   $106,827  $55,480  $76,507   $105,571
and should not be      10        $62,383  $88,327   $125,708  $62,383  $88,327   $125,708
interpreted as a       15        $93,223 $154,546   $263,498  $93,223 $154,546   $263,498
representation of      20       $118,088 $235,997   $493,858 $118,088 $235,997   $493,858
past or future         25       $130,788 $333,250   $866,688 $130,788 $333,250   $866,688
investment results.    30       $122,912 $449,248 $1,463,725 $122,912 $449,248 $1,463,725
Actual rates of        35        $81,549 $592,240 $2,414,603  $81,549 $592,240 $2,414,603
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      ---------------------------------------------------------------------
                       Illustration 12
                       Death benefit Option C and cash value accumulation test at guaranteed cost of insurance rates
                       Based on average annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:C
                       CASH VALUE ACCUMULATION TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       --------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums        End of year DEATH BENEFIT assuming
life                   End of       paid plus       hypothetical gross annual investment
Illustration of        policy       interest at     return of
death benefits,        year            5%              0%             6%            12%
accumulated values     --------------------------------------------------------------------
and net cash            1            $10,500        $461,948       $461,948        $461,948
surrender values.       2            $21,525        $471,948       $471,948        $471,948
                        3            $33,101        $481,948       $481,948        $481,948
All premium             4            $45,256        $491,948       $491,948        $491,948
payments are            5            $58,019        $501,948       $501,948        $501,948
illustrated as if       6            $71,420        $511,948       $511,948        $511,948
made at the             7            $85,491        $521,948       $521,948        $521,948
beginning of the        8           $100,266        $531,948       $531,948        $531,948
policy year.            9           $115,779        $541,948       $541,948        $541,948
                       10           $132,068        $551,948       $551,948        $551,948
This illustration      15           $226,575        $601,948       $601,948        $601,948
assumes no policy      20           $347,192        $651,948       $651,948        $709,220
loans or partial       25           $501,134              $0*      $701,948      $1,058,197
withdrawals have       30           $697,607              $0*      $751,948      $1,511,862
been made.             35           $948,362              $0*            $0*     $2,096,448
                       --------------------------------------------------------------------
*Additional payment             End of year                   End of year
will be required to             ACCUMULATED VALUE             NET CASH SURRENDER VALUE
prevent policy         End of   assuming hypothetical gross   assuming hypothetical gross
termination.           policy   annual investment return of   annual investment return of
                       year       0%        6%        12%       0%        6%        12%
The death benefits,    --------------------------------------------------------------------
accumulated values      1        $6,909    $7,389      $7,869  $1,194    $1,673      $2,154
and cash surrender      2       $13,599   $14,986     $16,432  $7,883    $9,270     $10,717
values will differ      3       $20,154   $22,886     $25,853 $14,439   $17,171     $20,137
if premiums are         4       $26,570   $31,111     $36,240 $20,855   $25,396     $30,524
paid in different       5       $32,860   $39,682     $47,699 $27,144   $33,966     $41,983
amounts or              6       $37,695   $47,268     $58,990 $32,669   $42,243     $53,964
frequencies.            7       $42,155   $54,914     $71,213 $38,386   $51,145     $67,443
                        8       $46,202   $62,584     $84,443 $43,689   $60,072     $81,930
The hypothetical        9       $49,785   $70,234     $98,758 $48,528   $68,978     $97,501
investment rates       10       $52,846   $77,809    $114,244 $52,846   $77,809    $114,244
shown above and        15       $63,124  $118,839    $222,058 $63,124  $118,839    $222,058
elsewhere in this      20       $50,468  $151,294    $395,443 $50,468  $151,294    $395,443
prospectus are         25            $0* $156,001    $659,639      $0* $156,001    $659,639
illustrative only      30            $0*  $87,384  $1,039,562      $0*  $87,384  $1,039,562
and should not be      35            $0*       $0* $1,561,352      $0*       $0* $1,561,352
interpreted as a       --------------------------------------------------------------------
representation of
past or future
investment results.
Actual rates of
return may be more
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                                                                              85

ILLUSTRATIONS

                      -------------------------------------------------------------------
                       Illustration 13
                       Death benefit Option A and guideline premium test at current cost of insurance rates
                       Based on a weighted average of annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:A
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable                            premiums         End of year DEATH BENEFIT assuming
universal life         End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year            5%               0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1            $10,500         $451,948     $451,948       $451,948
surrender values.       2            $21,525         $451,948     $451,948       $451,948
                        3            $33,101         $451,948     $451,948       $451,948
All premium             4            $45,256         $451,948     $451,948       $451,948
payments are            5            $58,019         $451,948     $451,948       $451,948
illustrated as if       6            $71,420         $451,948     $451,948       $451,948
made at the             7            $85,491         $451,948     $451,948       $451,948
beginning of the        8           $100,266         $451,948     $451,948       $451,948
policy year.            9           $115,779         $451,948     $451,948       $451,948
                       10           $132,068         $451,948     $451,948       $451,948
This illustration      15           $226,575         $451,948     $451,948       $451,948
assumes no policy      20           $347,192         $451,948     $451,948       $648,376
loans or partial       25           $501,134         $451,948     $451,948     $1,111,982
withdrawals have       30           $697,607         $451,948     $574,410     $1,796,247
been made.             35           $948,362         $451,948     $779,065     $3,044,139
                       ------------------------------------------------------------------
The death benefits,             End of year                  End of year
accumulated values              ACCUMULATED VALUE            NET CASH SURRENDER VALUE
and cash surrender     End of   assuming hypothetical gross  assuming hypothetical gross
values will differ     policy   annual investment return of  annual investment return of
if premiums are        year        0%       6%       12%        0%       6%       12%
paid in different      ------------------------------------------------------------------
amounts or              1         $6,957   $7,439     $7,922   $1,242   $1,724     $2,207
frequencies.            2        $13,745  $15,142    $16,599   $8,030   $9,427    $10,884
                        3        $20,447  $23,206    $26,204  $14,732  $17,491    $20,488
The hypothetical        4        $27,061  $31,661    $36,856  $21,345  $25,946    $31,141
investment rates        5        $33,598  $40,531    $48,676  $27,883  $34,816    $42,961
shown above and         6        $40,061  $49,840    $61,795  $35,036  $44,814    $56,769
elsewhere in this       7        $46,450  $59,610    $76,361  $42,681  $55,841    $72,592
prospectus are          8        $52,765  $69,869    $92,540  $50,252  $67,356    $90,027
illustrative only       9        $59,007  $80,642   $110,516  $57,750  $79,386   $109,259
and should not be      10        $65,176  $91,959   $130,494  $65,176  $91,959   $130,494
interpreted as a       15        $99,645 $163,988   $277,940  $99,645 $163,988   $277,940
representation of      20       $131,021 $256,970   $531,456 $131,021 $256,970   $531,456
past or future         25       $156,591 $377,886   $958,605 $156,591 $377,886   $958,605
investment results.    30       $173,966 $536,832 $1,678,735 $173,966 $536,832 $1,678,735
Actual rates of        35       $180,438 $741,967 $2,899,180 $180,438 $741,967 $2,899,180
return may be more     ------------------------------------------------------------------
or less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made to
variable accounts
by the owner and
the experience of
the accounts. No
representation can
be made by us, the
separate account or
the fund that these
hypothetical rates
of return can be
achieved for any
one year or
sustained over any
period of time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth in
the illustration
are not guaranteed.

                      -------------------------------------------------------------------
                       Illustration 14
                       Death benefit Option A and guideline premium test at guaranteed cost of insurance rates
                       Based on a weighted average of annual advisory fees and expenses of the portfolios


                       DEATH BENEFIT OPTION:A
                       GUIDELINE PREMIUM TEST
                       FACE AMOUNT:$451,948
                       MALE SELECT NONSMOKER ISSUE AGE 45
                       ANNUAL PREMIUM:$10,000

                       ------------------------------------------------------------------
Flexible premium                    Total
variable universal                  premiums         End of year DEATH BENEFIT assuming
life                   End of       paid plus        hypothetical gross annual investment
Illustration of        policy       interest at      return of
death benefits,        year            5%               0%           6%           12%
accumulated values     ------------------------------------------------------------------
and net cash            1            $10,500         $451,948     $451,948       $451,948
surrender values.       2            $21,525         $451,948     $451,948       $451,948
                        3            $33,101         $451,948     $451,948       $451,948
All premium             4            $45,256         $451,948     $451,948       $451,948
payments are            5            $58,019         $451,948     $451,948       $451,948
illustrated as if       6            $71,420         $451,948     $451,948       $451,948
made at the             7            $85,491         $451,948     $451,948       $451,948
beginning of the        8           $100,266         $451,948     $451,948       $451,948
policy year.            9           $115,779         $451,948     $451,948       $451,948
                       10           $132,068         $451,948     $451,948       $451,948
This illustration      15           $226,575         $451,948     $451,948       $451,948
assumes no policy      20           $347,192         $451,948     $451,948       $571,510
loans or partial       25           $501,134         $451,948     $451,948       $971,143
withdrawals have       30           $697,607         $451,948     $451,948     $1,550,819
been made.             35           $948,362               $0*    $546,630     $2,602,926
                       ------------------------------------------------------------------
*Additional                     End of year                  End of year
payment will be                 ACCUMULATED VALUE            NET CASH SURRENDER VALUE
required to            End of   assuming hypothetical gross  assuming hypothetical gross
prevent policy         policy   annual investment return of  annual investment return of
termination.           year       0%        6%       12%       0%        6%       12%
                       ------------------------------------------------------------------
The death               1        $6,957    $7,439     $7,922  $1,242    $1,724     $2,207
benefits,               2       $13,745   $15,142    $16,599  $8,030    $9,427    $10,884
accumulated values      3       $20,447   $23,206    $26,204 $14,732   $17,491    $20,488
and cash surrender      4       $27,061   $31,661    $36,856 $21,345   $25,946    $31,141
values will differ      5       $33,598   $40,531    $48,676 $27,883   $34,816    $42,961
if premiums are         6       $38,905   $48,670    $60,619 $33,879   $43,644    $55,593
paid in different       7       $43,952   $57,025    $73,708 $40,183   $53,256    $69,939
amounts or              8       $48,720   $65,592    $88,066 $46,207   $63,080    $85,553
frequencies.            9       $53,178   $74,359   $103,827 $51,921   $73,103   $102,571
                       10       $57,294   $83,313   $121,148 $57,294   $83,313   $121,148
The hypothetical       15       $76,684  $137,097   $247,544 $76,684  $137,097   $247,544
investment rates       20       $83,772  $199,750   $468,451 $83,772  $199,750   $468,451
shown above and        25       $69,564  $274,519   $837,192 $69,564  $274,519   $837,192
elsewhere in this      30       $14,710  $373,271 $1,449,363 $14,710  $373,271 $1,449,363
prospectus are         35            $0* $520,600 $2,478,977      $0* $520,600 $2,478,977
illustrative only      ------------------------------------------------------------------
and should not be
interpreted as a
representation of
past or future
investment
results. Actual
rates of return
may be more or
less than those
shown and will
depend on a number
of factors,
including the
investment
allocations made
to variable
accounts by the
owner and the
experience of the
accounts. No
representation can
be made by us, the
separate account
or the fund that
these hypothetical
rates of return
can be achieved
for any one year
or sustained over
any period of
time.

This is an
illustration only.
An illustration is
not intended to
predict actual
performance.
Interest rates,
dividends, and
values set forth
in the
illustration are
not guaranteed.

                                                                              87

APPENDIX A - RATES PER $1,000 OF INITIAL FACE AMOUNT

                     Face amount component of M&E Risk Charge
-----------------------------------------------------------------------------------------
Issue Age       Male      Female     Unisex     Issue Age     Male      Female     Unisex
---------       -----     ------     ------     ---------     -----     ------     ------
    0           0.075     0.063      0.073         45         0.127     0.118      0.125
    5           0.069     0.059      0.067         50         0.139     0.127      0.136
   10           0.066     0.058      0.064         55         0.155     0.138      0.151
   15           0.064     0.055      0.062         60         0.176     0.154      0.171
   20           0.098     0.095      0.098         65         0.206     0.176      0.199
   25           0.101     0.098      0.101         70         0.247     0.208      0.237
   30           0.105     0.101      0.105         75         0.306     0.257      0.292
   35           0.111     0.106      0.110         80         0.385     0.329      0.368
   40           0.118     0.111      0.116         85         0.498     0.440      0.478
---------       ----------------------------     ------------------------------------------

                         Surrender Charge                         Maximum Surrender Charge
                -----------------------------------         ------------------------------------
Issue Age       Male          Female         Unisex          Male          Female         Unisex
---------       -----         ------         ------         ------         ------         ------
      0          5.70          4.79           5.52          1.150           0.724          1.074
      5          5.24          4.48           5.09          1.222           0.772          1.146
     10          5.02          4.41           4.89          1.258           0.784          1.182
     15          4.86          4.18           4.73          1.282           0.820          1.206
     20          9.35          7.83           9.04          3.284           2.444          3.132
     25         11.32          9.58          10.97          4.342           3.368          4.172
     30         12.69         10.87          12.33          5.246           4.164          5.056
     35         14.36         12.31          13.95          6.302           5.096          6.082
     40         19.08         16.26          18.51          8.918           7.302          8.632
     45         25.02         21.85          24.35          12.646         10.400         12.246
     50         29.24         24.97          28.32          16.190         13.352         15.696
     55         34.88         29.06          33.59          19.504         16.132         18.916
     60         42.39         34.52          40.60          25.560         21.144         24.770
     65         52.23         42.29          50.23          32.196         26.922         31.250
     66         51.67         44.17          52.00          32.752         27.516         31.800
     67         51.56         46.16          51.89          32.696         27.470         31.744
     68         51.44         48.29          51.78          32.568         27.386         31.628
     69         51.39         50.58          51.74          32.024         26.950         31.094
     70         51.29         51.15          51.63          31.732         26.730         30.812
     75         50.63         49.40          50.98          30.034         25.452         29.164
     80         49.91         46.06          50.19          26.284         22.080         25.458
     85         48.14         48.74          48.30          18.606         14.570         17.918
---------       -----------------------------------         ------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge, surrender charge rate and maximum surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rates above that apply to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                   Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
 65-85  1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
 -----  -------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B - DEATH BENEFIT PERCENTAGES

----------------     ---------------     ---------------     -----------------
 Age  Percentage     Age  Percentage     Age  Percentage     Age    Percentage
----------------     ---------------     ---------------     -----------------
0-40         250      50         185      60         130        70         115
  41         243      51         178      61         128        71         113
  42         236      52         171      62         126        72         111
  43         229      53         164      63         124        73         109
  44         222      54         157      64         122        74         107
  45         215      55         150      65         120     75-90         105
  46         209      56         146      66         119        91         104
  47         203      57         142      67         118        92         103
  48         197      58         138      68         117        93         102
  49         191      59         134      69         116       >93         101
----------------     ---------------     ---------------     -----------------

PACIFIC SELECT
EXEC II - NY           WHERE TO GO FOR MORE INFORMATION

The Pacific Select
Exec II - NY           For more information about Pacific Select Exec II - NY,
variable life          please call or write to us at the address below. You
insurance policy is    should also use this address to send us any notices,
underwritten by        forms or requests about your policy.
Pacific Life &
Annuity Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life & Annuity Company
                       Client Services Department
                       700 Newport Center Drive

                       P.O. Box 6530
                       Newport Beach, California 92658-7500

                       1-888-595-6997
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

             [LOGO OF PACIFIC LIFE & ANNUITY COMPANY APPEARS HERE]
                         Pacific Life & Annuity Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660

                              (888) 595-6997

          Visit us at our website: www.pacificlifeandannuity.com

85-21870-00

                          PACIFIC SELECT EXEC II - NY

                  Flexible Premium Variable Insurance Policy

                   Issued by Pacific Life & Annuity Company

                     Supplement dated May 1, 2000 to

                       Prospectus dated May 1, 2000

  The attached prospectus describes two death benefit qualification tests available in connection with the Pacific Select Exec II - NY Flexible Premium Variable Life Insurance Policy ("Policy")--the cash value accumulation test and the guideline premium test. As of the date of this supplement to the prospectus, the cash value accumulation test is not yet available.

  The attached prospectus describes several riders under "The death benefit:
Optional riders". As of the date of this supplement to the prospectus, these riders are not yet available.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.

The Prospectus consisting of 89 pages.
Supplement to prospectus consisting of 1 page.
The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940. Rule 6e-3(T) representation.
The Signatures.
Written consent of the following person (included in the exhibits shown below):
            Deloitte & Touche LLP, independent auditors
            Dechert Price & Rhoads

The following exhibits:

1. (1) (a) Minutes of Action of Board of Directors of PM Group Life Insurance
           Company (PL&A) dated July 1, 1998 /1/

       (b) Memorandum Establishing Separate Account /1/

   (2) Inapplicable

   (3) (a) Form of Distribution Agreement Between PL&A and Pacific Mutual Distributors, Inc.

       (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers

   (4) Inapplicable

   (5) (a) Flexible Premium Variable Life Insurance Policy

       (b) Annual Renewable Term Rider (Form R98-ART NY)

       (c) Accelerated Living Benefit Rider (Form R92-ABR NY) /1/

       (d) Spouse Term Rider (Form R98-SPT NY)

       (e) Children's Term Rider (Form R84-CT NY)

       (f) Waiver of Charges (Form R98-WC NY)

       (g) Accidental Death Benefit (Form R84-AD NY)

       (h) Guaranteed Insurability Rider (Form R84-GI NY)

       (i) Disability Benefit Rider (Form R98-DB NY)

   (6) (a) Bylaws of PL&A /1/

       (b) Articles of Incorporation of PM Group Life Insurance Company /1/

       (c) Amended & Restated Articles of Incorporation for PM Group Life Insurance Company /1/

    (7) Inapplicable

    (8) Inapplicable

    (9) (a) Form of Participation Agreement between PL&A and Pacific Select
            Fund

        (b) Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life) /2/

    (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire

2. Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered /1/

3.  Inapplicable

4.  Inapplicable

5.  Inapplicable

6.  (a) Consent of Deloitte & Touche LLP

    (b) Consent of Dechert Price & Rhoads /1/

7.  Opinion of Actuary

8.  Memorandum Describing Issuance, Transfer and Redemption Procedures /1/

9.  Powers of Attorney /1/

10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable

____________________
/1/ Filed as part of Registration Statement on Form S-6 via EDGAR on June 16,
    1999, File No. 333-80825, Accession Number 0001017062-99-001158.

/2/ Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement of Form S-6 via EDGAR on September 22, 1999, File No. 333-80825, Accession Number 0001017062-99-001625.

UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

  Pacific Life & Annuity Company, the sponsoring insurance company of the Registrant, represents that the fees and charges to be deducted under the variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Policy.

RULE 6e-3(T) REPRESENTATION

  This filing is made pursuant to Rule 6e-3(T) and Rule 6c-3 under the Investment Company Act of 1940.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 27th day of April, 2000.

                                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                                 (Registrant)

                                     BY: PACIFIC LIFE & ANNUITY COMPANY
                                                  (Depositor)

                                     BY: _____________________________________
                                         William L. Ferris*
                                         President and Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 27th day of April, 2000.

                                       BY: PACIFIC LIFE & ANNUITY COMPANY
                                                   (Registrant)

                                       BY: _________________________________
                                           William L. Ferris  *
                                           President and Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                                  Date

____________________          Director, President and Chief         ___________ , 2000
William L. Ferris*            Executive Officer

____________________          Director and Chairman of the Board    ___________ , 2000
Thomas C. Sutton*

____________________          Director, Senior Vice President and   ___________ , 2000
David R. Carmichael*          General Counsel

____________________          Director and Secretary                ___________ , 2000
Audrey L. Milfs*

____________________          Director                              ___________ , 2000
Glenn S. Schafer*

____________________          Chief Financial Officer and           ___________ , 2000
Khanh T. Tran*                Treasurer

____________________          Executive Vice President              ___________ , 2000
Lynn C. Miller*

____________________          Senior Vice President                 ___________ , 2000
William J. Doomey*

____________________          Vice President                        ___________ , 2000
Gary L. Falde*


*By: /s/ DAVID R. CARMICHAEL                                        April 27, 2000
    ------------------------------
     David R. Carmichael
     as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)